UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22714

Eaton Vance Series Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Deidre E. Walsh

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

July 31

Date of Fiscal Year End

July 31, 2022

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Emerging Markets Debt Opportunities Fund
Annual Report
July 31, 2022

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser is registered with the CFTC as a commodity pool operator with respect to its management of the Fund. As the commodity pool operator of the Fund, the adviser has claimed relief under the Commodity Exchange Act from certain reporting and recordkeeping requirements. The adviser is also registered as a commodity trading advisor.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report July 31, 2022
Eaton Vance
Emerging Markets Debt Opportunities Fund

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2022
Management’s Discussion of Fund Performance†

Economic and Market Conditions
During the one-year period ended July 31, 2022, most major global asset indexes, both fixed income and equity, reported negative returns. Beset by the ongoing effects of the Covid-19 pandemic and fallout from Russia’s invasion of Ukraine — a combination that triggered rampant global inflation, slowing growth in China, significant rate hikes from the U.S. Federal Reserve (the Fed), and increasing strength in the U.S. dollar — emerging markets (EM) debt was one of the worst-performing asset classes, with the J.P. Morgan EMB (JEMB) Hard Currency/Local Currency 50-50 Index (the Index) returning -17.54%. By comparison, the Bloomberg U.S. Aggregate Bond Index, a broad measure of U.S. fixed income performance, returned –9.12% for the same period.
With low vaccination rates and comparatively little opportunity for employees to work remotely, emerging market economies were particularly vulnerable to new Covid variants that swept across the globe during the period. In the largest emerging economy, China’s “zero covid” policy led to a significant slowdown in industrial production and growth — and a 60-day lockdown of Shanghai’s 25 million residents — that further exacerbated problems in the global supply chain.
In the first half of the period, rising inflation — brought on by the rapid re-opening of the global economy after early pandemic lockdowns — weighed on emerging markets debt. Sharply higher energy prices proved particularly troubling for energy-importing nations, although emerging market oil and gas exporters benefited.
The invasion of Ukraine in February 2022 and subsequent sanctions on oil exports from the Russian Federation, the world’s second-largest oil producer, further exacerbated energy price inflation. The war also choked off grain and fertilizer exports from Russia and Ukraine, two of the world’s largest suppliers, and food price inflation and hunger became significant issues for many emerging economies as well.
As many emerging-markets central banks raised short-term interest rates to curb inflation, major developed-market central banks soon followed suit. The Fed hiked rates at each of its first four meetings in 2022 and signaled that a rate hike at every remaining 2022 meeting was a definite possibility. Indicating the urgency of combatting inflation, the Federal Open Market Committee increased rates 75 bps at its June meeting — its first increase of such magnitude since 1994. Just a month earlier, Fed Chair Jerome Powell had stated a 75 bps move “is not something that the committee is actively considering.”
The Fed’s aggressive tightening had a negative effect on EM debt, as higher U.S. rates made EM debt less attractive by comparison. Fed rate hikes, along with a “flight to quality” by global investors, also strengthened the value of the U.S. dollar compared with EM currencies and made EM dollar-denominated debt relatively more expensive for borrowers to repay.
Fund Performance
For the 12-month period ended July 31, 2022, Eaton Vance Emerging Markets Debt Opportunities Fund (the Fund) returned -13.54% for Class A shares at net asset value (NAV), outperforming the -17.54% return of its blended benchmark, the J.P. Morgan EMB (JEMB) Hard Currency/Local Currency 50-50 Index (the Index).
The largest single contributor to performance versus the Index was duration positioning in the Fund’s U.S. dollar-denominated (hard currency) assets. By design, the Fund uses U.S. Treasury futures, a type of derivative, to manage its U.S. Treasury duration exposure (sensitivity to interest rate changes) to near-zero — so Fund investors have exposure to emerging market debt that is minimally affected by changes in Treasury rates. During a period when Treasury rates rose substantially and bond prices declined, this strategy helped relative performance versus the Index, which has approximately three years of Treasury duration exposure.
On a regional basis, asset positions in Eastern Europe and Latin America contributed to Fund performance versus the Index as well. In Eastern Europe, the Fund had underweight exposure, relative to the Index, to Russian debt, which declined dramatically in value after Russia invaded Ukraine in February 2022. Unlike the Index, the Fund also had virtually no exposure to local interest rates in Russia, Poland, and Hungary. As rates increased and bond prices declined in all three nations during the period, particularly after the onset of war in Ukraine, the Fund’s lack of rate exposure benefited relative returns.
In Latin America, the Fund’s lack of exposure for much of the period to rising interest rates in Chile helped relative performance as well. In the second half of the period, the Fund also added an out-of-Index position in Chilean inflation-linked bonds, which subsequently increased in value and aided performance versus the Index.
In contrast, the Fund’s overweight exposure to Ukrainian interest rates — largely through Ukrainian sovereign debt holdings — detracted from relative returns, as the Ukrainian economy suffered and interest rates rose significantly in the wake of the Russian invasion.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2022
Performance

Portfolio Manager(s) John R. Baur, Akbar A. Causer and Brian Shaw, CFA
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	09/03/2015	02/04/2013	(13.54)%	1.92%	2.25%
Class A with 3.25% Maximum Sales Charge	—	—	(16.37)	1.24	1.73
Class I at NAV	09/03/2015	02/04/2013	(13.27)	2.17	2.47
Class R6 at NAV	02/04/2013	02/04/2013	(13.28)	2.23	2.47

J.P. Morgan EMB (JEMB) Hard Currency/Local Currency 50-50 Index	—	—	(17.54)%	(1.14)%	(0.06)%
% Total Annual Operating Expense Ratios[3]	Class A	Class I	Class R6
	1.11%	0.86%	0.81%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class I	$250,000	02/04/2013	$315,070	N.A.
Class R6	$1,000,000	02/04/2013	$1,260,850	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2022
Fund Profile

Asset Allocation (% of net assets)*
Foreign Currency Exposures by Country (% of net assets)**
Ukraine	3.5%
Singapore	3.0
Peru	2.4
Uzbekistan	2.4
Serbia	2.1
South Korea	2.1
Uruguay	2.0
Dominican Republic	2.0
Chile	1.9
Uganda	1.9
Zambia	1.9
Colombia	1.7
Brazil	1.5
Kazakhstan	1.0
Other	2.2 (1)
Euro	-2.5
Total Long	36.7%
Total Short	-7.6%
Total Net	29.1%

*	Other Net Assets represents other assets less liabilities and includes any investment type that represents less than 1% of net assets.
**	Currency exposures include all foreign exchange denominated assets, currency derivatives and commodities (including commodity derivatives). Total exposures may exceed 100% due to implicit leverage created by derivatives.
(1)	Includes amounts each less than 1.0% or –1.0%, as applicable.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2022
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	J.P. Morgan EMB (JEMB) Hard Currency/Local Currency 50-50 Index is a blended index comprised of 25% J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified, 25% J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified, and 50% J.P. Morgan Government Bond Index: Emerging Markets Global Diversified (JPM GBI-EM GD) (Unhedged). J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified is a market-cap weighted index that measures USD-denominated Brady Bonds, Eurobonds, and traded loans issued by sovereign entities. J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified is an unmanaged index of USD-denominated emerging market corporate bonds. J.P. Morgan Government Bond Index: Emerging Markets Global Diversified (JPM GBI-EM GD) (Unhedged) is an unmanaged index of local-currency bonds with maturities of more than one year issued by emerging markets governments. Information has been obtained from sources believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2022, J.P. Morgan Chase & Co. All rights reserved. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at net asset value (NAV) do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class A and Class I is linked to Class R6. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.
[3]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.

Fund profile subject to change due to active management.
Additional Information
Bloomberg U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities.
Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2022
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2022 to July 31, 2022).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (2/1/22)	Ending Account Value (7/31/22)	Expenses Paid During Period* (2/1/22 – 7/31/22)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$ 873.30	$5.16	1.11%
Class I	$1,000.00	$ 873.80	$4.00	0.86%
Class R6	$1,000.00	$ 874.60	$3.67	0.79%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.29	$5.56	1.11%
Class I	$1,000.00	$1,020.53	$4.31	0.86%
Class R6	$1,000.00	$1,020.88	$3.96	0.79%
*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on January 31, 2022.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2022
Portfolio of Investments

Convertible Bonds — 1.4%
Security	Principal Amount (000's omitted)		Value
Bermuda — 1.0%
Liberty Latin America, Ltd., 2.00%, 7/15/24	USD	11,224	$ 9,708,760
			$ 9,708,760
India — 0.4%
Indiabulls Housing Finance, Ltd., 4.50%, 9/28/26(1)	USD	4,965	$ 3,194,978
			$ 3,194,978
Total Convertible Bonds (identified cost $15,308,682)			$ 12,903,738

Foreign Corporate Bonds — 25.8%
Security	Principal Amount (000's omitted)		Value
Argentina — 0.4%
Generacion Mediterranea S.A./Central Termica Roca S.A., 15.00%, 5/5/23(2)(3)	USD	775	$ 780,481
IRSA Inversiones y Representaciones S.A., 8.75%, 6/22/28(2)	USD	1,715	1,532,272
YPF S.A., 4.00% to 1/1/23, 2/12/26(2)(4)	USD	1,725	1,367,121
			$ 3,679,874
Armenia — 0.6%
Ardshinbank CJSC Via Dilijan Finance BV, 6.50%, 1/28/25(1)	USD	5,702	$ 5,288,605
			$ 5,288,605
Belarus — 0.3%
Eurotorg, LLC Via Bonitron DAC, 9.00%, 10/22/25(1)	USD	6,686	$ 3,309,570
			$ 3,309,570
Brazil — 4.4%
Arcos Dorados BV, 6.125%, 5/27/29(2)	USD	7,499	$ 7,135,448
Braskem America Finance Co., 7.125%, 7/22/41(1)	USD	2,021	2,006,435
Braskem Netherlands Finance BV, 5.875%, 1/31/50(1)	USD	4,212	3,670,901
Coruripe Netherlands BV:
10.00%, 2/10/27(2)	USD	1,683	1,433,928
10.00%, 2/10/27(1)	USD	3,905	3,327,088
Guara Norte S.a.r.l., 5.198%, 6/15/34(1)	USD	2,986	2,455,381
Hidrovias International Finance S.a.r.l., 4.95%, 2/8/31(1)	USD	3,275	2,597,509
Security	Principal Amount (000's omitted)		Value
Brazil (continued)
MC Brazil Downstream Trading S.a.r.l., 7.25%, 6/30/31(2)	USD	5,326	$ 4,280,373
MV24 Capital BV, 6.748%, 6/1/34(1)	USD	711	655,653
Natura & Co. Luxembourg Holding S.a.r.l., 6.00%, 4/19/29(2)	USD	3,012	2,795,783
Natura Cosmeticos S.A., 4.125%, 5/3/28(1)	USD	6,877	5,837,129
Odebrecht Offshore Drilling Finance, Ltd.:
6.72%, 12/1/22(2)	USD	109	106,480
6.72%, 12/1/22(1)	USD	1,543	1,511,673
Vale S.A., 2.762%(5)(6)	BRL	55,335	3,997,083
			$ 41,810,864
Bulgaria — 0.6%
Bulgarian Energy Holding EAD, 2.45%, 7/22/28(1)	EUR	1,013	$ 833,135
Eurohold Bulgaria AD, 6.50%, 12/7/22(1)	EUR	4,634	4,725,238
			$ 5,558,373
Burkina Faso — 0.3%
Endeavour Mining PLC, 5.00%, 10/14/26(1)	USD	3,696	$ 3,024,769
			$ 3,024,769
Chile — 1.1%
AES Andes S.A.:
6.35% to 4/7/25, 10/7/79(1)(7)	USD	1,073	$ 918,901
7.125% to 4/7/24, 3/26/79(1)(7)	USD	1,596	1,457,738
Mercury Chile Holdco LLC, 6.50%, 1/24/27(1)	USD	2,568	2,214,394
VTR Comunicaciones SpA:
4.375%, 4/15/29(1)	USD	4,571	3,003,210
5.125%, 1/15/28(1)	USD	3,432	2,511,682
			$ 10,105,925
China — 0.4%
KWG Group Holdings, Ltd., 7.875%, 9/1/23(1)	USD	2,017	$ 313,031
Shimao Group Holdings, Ltd., 5.60%, 7/15/26(1)	USD	6,581	658,100
Sunac China Holdings, Ltd.:
6.50%, 7/9/23(1)	USD	2,800	371,000
8.35%, 4/19/23(1)(8)	USD	3,964	457,559
Times China Holdings, Ltd.:
5.55%, 6/4/24(1)	USD	8,252	1,091,872
6.75%, 7/16/23(1)	USD	3,803	591,366
			$ 3,482,928
Georgia — 0.6%
Silknet JSC, 8.375%, 1/31/27(1)	USD	1,455	$ 1,407,713

See Notes to Financial Statements.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2022
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)		Value
Georgia (continued)
TBC Bank JSC, 8.894% to 11/6/26(1)(5)(7)	USD	4,741	$ 4,480,245
			$ 5,887,958
Honduras — 0.4%
Inversiones Atlantida S.A., 7.50%, 5/19/26(1)	USD	3,942	$ 3,646,665
			$ 3,646,665
India — 1.1%
JSW Infrastructure, Ltd., 4.95%, 1/21/29(1)	USD	8,087	$ 6,741,316
Vedanta Resources Finance II PLC, 13.875%, 1/21/24(1)	USD	4,044	3,506,580
			$ 10,247,896
Indonesia — 1.3%
Alam Sutera Realty Tbk PT:
6.00%, (6.00% cash or 6.25% PIK), 5/2/24(9)	USD	2,232	$ 1,466,424
6.25%, (6.25% cash or 6.50% PIK), 11/2/25(1)(9)	USD	11,342	6,351,520
Freeport Indonesia PT, 5.315%, 4/14/32(1)	USD	4,891	4,597,540
			$ 12,415,484
Mexico — 2.1%
Alpha Holding S.A. de CV:
9.00%, 2/10/25(1)(8)	USD	9,319	$ 582,438
10.00%, 12/19/22(1)(8)	USD	5,835	312,173
Braskem Idesa SAPI, 7.45%, 11/15/29(1)	USD	11,342	10,352,240
Credito Real SAB de CV SOFOM ER:
5.00%, 2/1/27(1)(8)	EUR	994	45,919
7.25%, 7/20/23(1)(8)	USD	300	13,050
8.00%, 1/21/28(1)(8)	USD	7,574	253,729
9.50%, 2/7/26(1)(8)	USD	565	23,306
Grupo Kaltex S.A. de CV, 8.875%, 4/11/22(1)(8)	USD	8,307	5,216,796
Petroleos Mexicanos:
5.95%, 1/28/31	USD	3,289	2,563,118
7.19%, 9/12/24(2)	MXN	1,420	63,945
			$ 19,426,714
Moldova — 0.4%
Aragvi Finance International DAC, 8.45%, 4/29/26(1)	USD	5,608	$ 4,075,266
			$ 4,075,266
Morocco — 0.4%
OCP S.A., 5.125%, 6/23/51(1)	USD	5,643	$ 3,998,483
			$ 3,998,483
Security	Principal Amount (000's omitted)		Value
Nigeria — 1.5%
IHS Holding, Ltd., 5.625%, 11/29/26(1)	USD	2,679	$ 2,236,483
IHS Netherlands Holdco BV, 8.00%, 9/18/27(1)	USD	5,098	4,546,753
SEPLAT Petroleum Development Co. PLC, 7.75%, 4/1/26(1)	USD	8,706	7,400,274
			$ 14,183,510
Paraguay — 0.7%
Frigorifico Concepcion S.A., 7.70%, 7/21/28(2)	USD	7,960	$ 6,427,541
			$ 6,427,541
Peru — 1.6%
Auna SAA, 6.50%, 11/20/25(1)	USD	4,407	$ 3,935,771
PetroTal Corp., 12.00%, 2/16/24(1)(2)	USD	4,520	4,610,400
Telefonica del Peru SAA, 7.375%, 4/10/27(1)	PEN	29,500	6,597,576
			$ 15,143,747
Russia — 0.4%
Hacienda Investments, Ltd. Via DME Airport DAC, 5.35%, 2/8/28(1)	USD	3,242	$ 356,620
Tinkoff Bank JSC Via TCS Finance, Ltd., 6.00% to 12/20/26(1)(5)(7)	USD	9,139	2,970,175
			$ 3,326,795
Saint Lucia — 1.5%
Digicel International Finance, Ltd./Digicel International Holdings, Ltd., 8.75%, 5/25/24(1)	USD	15,179	$ 14,213,919
			$ 14,213,919
Singapore — 0.3%
Indika Energy Capital IV Pte, Ltd., 8.25%, 10/22/25(1)	USD	3,216	$ 3,133,188
			$ 3,133,188
South Africa — 2.0%
HTA Group, Ltd., 7.00%, 12/18/25(1)	USD	8,463	$ 7,513,621
Petra Diamonds US Treasury PLC, 10.50% PIK, 3/8/26(1)(9)	USD	11,459	11,058,268
			$ 18,571,889
Turkey — 1.3%
Limak Iskenderun Uluslararasi Liman Isletmeciligi AS, 9.50%, 7/10/36(1)	USD	8,605	$ 7,155,918
Ulker Biskuvi Sanayi AS, 6.95%, 10/30/25(1)	USD	6,725	4,984,705
			$ 12,140,623

See Notes to Financial Statements.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2022
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)		Value
Ukraine — 0.1%
Kernel Holding S.A.:
6.50%, 10/17/24(1)	USD	1,799	$ 734,856
6.75%, 10/27/27(1)	USD	1,028	390,126
			$ 1,124,982
United Arab Emirates — 1.1%
Shelf Drilling Holdings, Ltd., 8.875%, 11/15/24(1)	USD	10,561	$ 10,430,466
			$ 10,430,466
Uzbekistan — 0.9%
Ipoteka-Bank ATIB:
5.50%, 11/19/25(1)	USD	576	$ 503,510
16.00%, 4/16/24(1)	UZS	77,890,000	6,687,741
Nederlandse Financierings-Maatschappij voor Ontwikkelingslanden NV (FMO), 15.00%, 12/8/22	UZS	10,000,000	912,901
			$ 8,104,152
Total Foreign Corporate Bonds (identified cost $306,408,058)			$242,760,186

Loan Participation Notes — 1.6%
Security	Principal Amount (000's omitted)		Value
Uzbekistan — 1.6%
Daryo Finance BV (borrower - Uzbek Industrial and Construction Bank ATB), 18.75%, 6/15/23(1)(3)(10)	UZS	93,585,000	$ 8,575,223
Europe Asia Investment Finance BV (borrower - Joint Stock Commercial Bank "Asaka"), 18.70%, 7/26/23(1)(3)(10)	UZS	66,172,016	6,063,866
Total Loan Participation Notes (identified cost $15,959,731)			$ 14,639,089

Senior Floating-Rate Loans — 1.5%(11)
Borrower/Description	Principal Amount (000's omitted)	Value
Luxembourg — 0.2%
Zacapa LLC, Term Loan, 3/22/29(12)	$2,400	$ 2,292,000
		$ 2,292,000
Borrower/Description	Principal Amount (000's omitted)	Value
Mexico — 1.3%
Petroleos Mexicanos, Term Loan, 5.346%, (1 mo. USD LIBOR + 3.00%), 6/28/24	$12,330	$ 11,898,450
		$ 11,898,450
Total Senior Floating-Rate Loans (identified cost $14,327,363)		$ 14,190,450

Sovereign Government Bonds — 50.5%
Security	Principal Amount (000's omitted)		Value
Bahrain — 1.4%
Kingdom of Bahrain:
5.45%, 9/16/32(1)	USD	598	$ 506,998
6.00%, 9/19/44(1)	USD	3,084	2,270,749
6.25%, 1/25/51(1)	USD	9,487	7,080,556
7.50%, 9/20/47(1)	USD	4,424	3,768,350
			$ 13,626,653
Barbados — 0.6%
Government of Barbados:
6.50%, 10/1/29(2)	USD	2,173	$ 2,009,431
6.50%, 10/1/29(1)	USD	3,973	3,682,300
			$ 5,691,731
Belarus — 0.0%(13)
Republic of Belarus, 5.875%, 2/24/26(1)	USD	818	$ 110,430
			$ 110,430
Benin — 1.0%
Benin Government International Bond, 6.875%, 1/19/52(1)	EUR	13,780	$ 9,346,462
			$ 9,346,462
Bosnia and Herzegovina — 0.0%(13)
Republic of Srpska:
1.50%, 10/30/23	BAM	97	$ 50,745
1.50%, 6/9/25	BAM	29	15,060
1.50%, 9/25/26	BAM	211	108,846
			$ 174,651

See Notes to Financial Statements.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2022
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)		Value
China — 1.7%
China Government Bond, 3.53%, 10/18/51	CNY	100,440	$ 15,601,878
			$ 15,601,878
Colombia — 2.3%
Colombian TES:
5.75%, 11/3/27	COP	51,211,000	$ 9,255,629
6.00%, 4/28/28	COP	71,072,800	12,542,269
			$ 21,797,898
Costa Rica — 0.6%
Costa Rica Government International Bond, 9.66%, 9/30/26(1)	CRC	3,282,500	$ 5,263,220
			$ 5,263,220
Croatia — 0.1%
Croatia Government International Bond, 1.75%, 3/4/41(1)	EUR	1,491	$ 1,204,616
			$ 1,204,616
Dominican Republic — 3.5%
Dominican Republic:
6.00%, 2/22/33(2)	USD	2,139	$ 1,947,324
6.40%, 6/5/49(1)	USD	8,044	6,617,180
6.50%, 2/15/48(1)	USD	202	169,155
6.85%, 1/27/45(1)	USD	6,346	5,605,982
8.00%, 1/15/27(1)	DOP	50,040	773,188
8.00%, 2/12/27(1)	DOP	255,750	3,973,569
13.00%, 6/9/34(1)	DOP	738,700	13,723,162
			$ 32,809,560
Ecuador — 0.6%
Republic of Ecuador:
0.50% to 7/31/22, 7/31/40(1)(4)	USD	800	$ 293,229
0.50% to 7/31/22, 7/31/40(1)(4)	USD	182	66,390
0.50% to 7/31/22, 7/31/40(1)(4)	USD	2,265	824,902
0.50% to 7/31/22, 7/31/40(1)(4)	USD	1,538	560,336
0.50% to 7/31/22, 7/31/40(1)(4)	USD	410	149,379
0.50% to 7/31/22, 7/31/40(1)(4)	USD	3,451	1,257,104
0.50% to 7/31/22, 7/31/40(1)(4)	USD	1,640	597,514
1.50% to 7/31/22, 7/31/40(1)(4)	USD	4,336	1,800,546
			$ 5,549,400
Security	Principal Amount (000's omitted)		Value
Egypt — 2.0%
Arab Republic of Egypt:
5.875%, 2/16/31(1)	USD	263	$ 162,469
7.50%, 2/16/61(1)	USD	21,784	12,252,629
7.903%, 2/21/48(1)	USD	3,402	1,925,736
8.15%, 11/20/59(1)	USD	1,502	861,395
8.50%, 1/31/47(1)	USD	3,007	1,759,095
8.75%, 9/30/51(1)	USD	3,149	1,855,863
			$ 18,817,187
El Salvador — 1.0%
Republic of El Salvador:
7.125%, 1/20/50(1)	USD	2,641	$ 874,059
7.625%, 2/1/41(1)	USD	1,267	428,845
7.75%, 1/24/23(1)	USD	9,351	8,161,061
			$ 9,463,965
Ethiopia — 0.4%
Ethiopia International Bond, 6.625%, 12/11/24(1)	USD	6,562	$ 3,427,333
			$ 3,427,333
Gabon — 0.8%
Gabon Government International Bond, 6.625%, 2/6/31(1)	USD	11,070	$ 7,845,863
			$ 7,845,863
Honduras — 2.4%
Honduras Government International Bond:
5.625%, 6/24/30(1)	USD	14,414	$ 10,785,176
6.25%, 1/19/27(1)	USD	4,920	4,138,402
7.50%, 3/15/24(1)	USD	8,071	7,929,642
			$ 22,853,220
Indonesia — 1.8%
Indonesia Government Bond:
6.50%, 2/15/31	IDR	79,517,000	$ 5,186,765
7.125%, 6/15/42	IDR	178,606,000	12,021,120
			$ 17,207,885
Iraq — 2.1%
Republic of Iraq:
5.80%, 1/15/28(1)	USD	19,527	$ 16,907,019
6.752%, 3/9/23(1)	USD	3,402	3,315,470
			$ 20,222,489

See Notes to Financial Statements.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2022
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)		Value
Ivory Coast — 1.5%
Ivory Coast Government International Bond:
4.875%, 1/30/32(1)	EUR	6,372	$ 4,876,430
5.25%, 3/22/30(1)	EUR	2,220	1,760,824
6.625%, 3/22/48(1)	EUR	7,948	5,690,744
6.875%, 10/17/40(1)	EUR	2,759	2,065,636
			$ 14,393,634
Jordan — 0.9%
Kingdom of Jordan:
5.85%, 7/7/30(1)	USD	594	$ 504,930
7.375%, 10/10/47(1)	USD	6,674	5,376,441
7.75%, 1/15/28(1)	USD	2,575	2,515,453
			$ 8,396,824
Lebanon — 0.5%
Lebanese Republic:
5.80%, 4/14/20(1)(8)	USD	825	$ 54,656
6.00%, 1/27/23(1)(8)	USD	3,686	244,197
6.10%, 10/4/22(1)(8)	USD	14,110	934,787
6.15%, 6/19/20(8)	USD	1,096	72,610
6.20%, 2/26/25(1)(8)	USD	1,090	72,213
6.25%, 5/27/22(8)	USD	1,850	122,562
6.25%, 11/4/24(1)(8)	USD	894	59,228
6.25%, 6/12/25(1)(8)	USD	143	9,474
6.375%, 3/9/20(8)	USD	16,140	1,069,275
6.40%, 5/26/23(8)	USD	880	58,300
6.65%, 4/22/24(1)(8)	USD	4,796	317,735
6.65%, 11/3/28(1)(8)	USD	8,115	537,619
6.75%, 11/29/27(1)(8)	USD	29	1,921
6.85%, 5/25/29(8)	USD	3,159	209,284
7.00%, 12/3/24(8)	USD	369	24,446
7.00%, 3/20/28(1)(8)	USD	1,874	114,783
7.05%, 11/2/35(1)(8)	USD	564	37,365
7.15%, 11/20/31(1)(8)	USD	226	13,843
8.20%, 5/17/33(8)	USD	77	4,716
8.25%, 4/12/21(1)(8)	USD	5,837	386,701
8.25%, 5/17/34(8)	USD	65	3,981
			$ 4,349,696
Macedonia — 0.7%
North Macedonia Government International Bond:
1.625%, 3/10/28(1)	EUR	7,803	$ 6,327,766
3.675%, 6/3/26(1)	EUR	789	744,204
			$ 7,071,970
Security	Principal Amount (000's omitted)		Value
Mexico — 2.3%
Mexican Udibonos Bond, 2.75%, 11/27/31	MXN	494,413	$ 21,947,913
			$ 21,947,913
Mozambique — 0.4%
Mozambique International Bond, 5.00%, 9/15/31(1)	USD	5,004	$ 3,407,724
			$ 3,407,724
Oman — 1.6%
Oman Government International Bond:
6.50%, 3/8/47(1)	USD	8,519	$ 7,383,239
6.75%, 1/17/48(1)	USD	8,176	7,266,665
			$ 14,649,904
Peru — 3.7%
Peru Government Bond:
5.35%, 8/12/40	PEN	70,600	$ 13,027,582
6.15%, 8/12/32	PEN	20,857	4,575,562
6.95%, 8/12/31	PEN	74,723	17,574,861
			$ 35,178,005
Romania — 1.0%
Romania Government International Bond, 4.625%, 4/3/49(1)	EUR	11,866	$ 9,612,296
			$ 9,612,296
Serbia — 2.0%
Serbia Treasury Bond, 4.50%, 8/20/32	RSD	2,643,130	$ 18,443,511
			$ 18,443,511
Seychelles — 0.0%(13)
Republic of Seychelles, 8.00%, 1/1/26(1)	USD	124	$ 123,629
			$ 123,629
Sri Lanka — 1.5%
Sri Lanka Government International Bond:
5.75%, 4/18/23(1)	USD	5,800	$ 1,816,812
6.20%, 5/11/27(1)	USD	3,692	1,144,164
6.35%, 6/28/24(1)	USD	2,111	652,738
6.75%, 4/18/28(1)	USD	8,551	2,624,254
6.825%, 7/18/26(1)	USD	11,354	3,585,834
6.85%, 3/14/24(1)	USD	4,889	1,514,233
6.85%, 11/3/25(1)	USD	2,917	930,874
7.55%, 3/28/30(1)	USD	3,520	1,069,252

See Notes to Financial Statements.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2022
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)		Value
Sri Lanka (continued)
Sri Lanka Government International Bond: (continued)
7.85%, 3/14/29(1)	USD	1,800	$ 552,699
			$ 13,890,860
Suriname — 3.9%
Republic of Suriname:
9.25%, 10/26/26(1)(8)	USD	42,747	$ 35,052,540
12.875%, 12/30/23(1)(8)	USD	1,575	1,300,163
			$ 36,352,703
Thailand — 0.8%
Thailand Government Bond, 2.00%, 6/17/42	THB	332,820	$ 7,281,747
			$ 7,281,747
Ukraine — 3.3%
Ukraine Government Bond:
1.258% GDP-Linked, 5/31/40(1)(14)	USD	10,032	$ 2,746,260
9.79%, 5/26/27(3)	UAH	763,973	8,550,549
9.99%, 5/22/24(3)	UAH	477,785	5,696,220
10.00%, 8/23/23(3)	UAH	16,171	240,008
10.95%, 11/1/23(3)	UAH	6,400	94,988
11.67%, 11/22/23(3)	UAH	31,998	474,909
12.52%, 5/13/26(3)	UAH	128,057	1,433,241
15.84%, 2/26/25(3)	UAH	961,674	11,465,213
15.97%, 4/19/23(3)	UAH	1,510	26,453
			$ 30,727,841
Uruguay — 1.5%
Uruguay Government International Bond, 3.875%, 7/2/40(15)	UYU	598,771	$ 14,459,423
			$ 14,459,423
Uzbekistan — 0.1%(13)
National Bank of Uzbekistan, 4.85%, 10/21/25(1)	USD	319	$ 281,518
Republic of Uzbekistan, 14.50%, 11/25/23(1)	UZS	2,500,000	218,346
			$ 499,864
Zambia — 2.5%
Zambia Government Bond:
11.00%, 1/25/26	ZMW	97,630	$ 3,939,617
11.00%, 9/20/26	ZMW	22,630	885,810
11.00%, 12/27/26	ZMW	82,140	3,134,559
12.00%, 3/22/28	ZMW	36,180	1,310,254
12.00%, 5/31/28	ZMW	11,640	416,797
Security	Principal Amount (000's omitted)		Value
Zambia (continued)
Zambia Government Bond: (continued)
12.00%, 11/1/28	ZMW	23,400	$ 818,944
12.00%, 2/21/29	ZMW	54,570	1,885,979
13.00%, 6/28/31	ZMW	27,870	937,980
13.00%, 9/20/31	ZMW	55,740	1,862,319
13.00%, 12/27/31	ZMW	93,545	3,106,019
14.00%, 12/5/31	ZMW	5,300	186,863
15.00%, 2/16/27	ZMW	20,870	916,726
Zambia Government International Bond, 5.375%, 9/20/22(1)	USD	6,810	3,730,518
			$ 23,132,385
Total Sovereign Government Bonds (identified cost $626,657,891)			$474,934,370

Sovereign Loans — 3.9%
Borrower/Description	Principal Amount (000's omitted)		Value
Ivory Coast — 0.1%
Republic of Ivory Coast, Term Loan, 5.75%, (3 mo. EURIBOR + 5.75%), 1/6/28(16)	EUR	1,050	$ 978,830
			$ 978,830
Kenya — 0.2%
Government of Kenya, Term Loan, 9.312%, (6 mo. USD LIBOR + 6.45%), 6/29/25(16)	USD	1,695	$ 1,704,600
			$ 1,704,600
Macedonia — 0.0%(13)
Republic of Macedonia, Term Loan, 4.50%, (6 mo. EURIBOR + 4.50%), 12/16/22(16)(17)	EUR	100	$ 102,220
			$ 102,220
Nigeria — 0.7%
Bank of Industry Limited, Term Loan, 7.745%, (3 mo. USD LIBOR + 6.00%), 12/14/23(16)(17)	USD	6,660	$ 6,667,599
			$ 6,667,599
Tanzania — 2.9%
Government of the United Republic of Tanzania:
Term Loan, 7.226%, (6 mo. USD LIBOR + 5.20%), 5/23/23(16)	USD	400	$ 396,248

See Notes to Financial Statements.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2022
Portfolio of Investments — continued

Borrower/Description	Principal Amount (000's omitted)		Value
Tanzania (continued)
Government of the United Republic of Tanzania: (continued)
Term Loan, 8.232%, (6 mo. USD LIBOR + 6.30%), 4/28/31(16)	USD	31,265	$ 26,997,109
			$ 27,393,357
Total Sovereign Loans (identified cost $41,358,700)			$ 36,846,606

Short-Term Investments — 9.4%
Affiliated Fund — 6.4%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 1.60%(18)	59,947,441	$ 59,947,441
Total Affiliated Fund (identified cost $59,947,441)		$ 59,947,441

Sovereign Government Securities — 2.5%
Security	Principal Amount (000's omitted)		Value
Uganda — 1.9%
Uganda Treasury Bill:
0.00%, 3/30/23	UGX	28,588,800	$ 6,918,943
0.00%, 4/13/23	UGX	29,923,900	7,217,222
0.00%, 4/27/23	UGX	2,773,000	664,312
0.00%, 5/25/23	UGX	13,292,400	3,150,989
			$ 17,951,466
Ukraine — 0.2%
Ukraine Treasury Bill, 0.00%, 3/1/23(3)	UAH	76,706	$ 1,760,646
			$ 1,760,646
Uruguay — 0.4%
Uruguay Monetary Regulation Bill:
0.00%, 11/1/22	UYU	64,000	$ 1,528,259
0.00%, 7/3/24	UYU	120,445	2,428,822
			$ 3,957,081
Total Sovereign Government Securities (identified cost $25,824,327)			$ 23,669,193

U.S. Treasury Obligations — 0.5%
Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bill:
0.00%, 8/9/22(19)	$4,378	$ 4,376,038
0.00%, 8/16/22(19)	215	214,816
Total U.S. Treasury Obligations (identified cost $4,591,282)		$ 4,590,854
Total Short-Term Investments (identified cost $90,363,050)		$ 88,207,488
Total Investments — 94.1% (identified cost $1,110,383,475)		$884,481,927
Other Assets, Less Liabilities — 5.9%		$ 55,852,983
Net Assets — 100.0%		$940,334,910
The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
(1)	Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At July 31, 2022, the aggregate value of these securities is $495,667,437 or 52.7% of the Fund's net assets.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At July 31, 2022, the aggregate value of these securities is $34,490,527 or 3.7% of the Fund's net assets.
(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 11).
(4)	Step coupon security. Interest rate represents the rate in effect at July 31, 2022.
(5)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.
(6)	Variable rate security whose coupon rate is linked to the issuer’s mining activity revenue. The coupon rate shown represents the rate in effect at July 31, 2022.
(7)	Security converts to variable rate after the indicated fixed-rate coupon period.
(8)	Issuer is in default with respect to interest and/or principal payments.
(9)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.
(10)	Limited recourse note whose payments by the issuer are limited to amounts received by the issuer from the borrower pursuant to a loan agreement with the borrower.

See Notes to Financial Statements.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2022
Portfolio of Investments — continued

(11)	Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) or the Secured Overnight Financing Rate (“SOFR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Rates for SOFR are generally 1 or 3-month tenors and may also be subject to a credit spread adjustment. Senior loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.
(12)	This Senior Loan will settle after July 31, 2022, at which time the interest rate will be determined.
(13)	Amount is less than 0.05%.
(14)	Amounts payable in respect of the security are contingent upon and determined by reference to Ukraine’s GDP and Real GDP Growth Rate. Principal amount represents the notional amount used to calculate payments due to the security holder and does not represent an entitlement for payment.
(15)	Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.
(16)	Variable rate security. The stated interest rate represents the rate in effect at July 31, 2022.
(17)	Loan is subject to scheduled mandatory prepayments. Maturity date shown reflects the final maturity date.
(18)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of July 31, 2022.
(19)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

Forward Foreign Currency Exchange Contracts (Centrally Cleared)
Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)
BRL	14,725,000	USD	2,838,062	8/2/22	$ 7,844
BRL	10,216,000	USD	1,969,008	8/2/22	5,442
BRL	8,344,000	USD	1,608,203	8/2/22	4,445
BRL	6,697,000	USD	1,290,764	8/2/22	3,567
BRL	6,200,000	USD	1,194,973	8/2/22	3,303
BRL	1,963,000	USD	378,344	8/2/22	1,046
BRL	64,000	USD	13,145	8/2/22	(776)
BRL	23,200,000	USD	4,497,606	8/2/22	(13,734)
BRL	1,541,000	USD	315,847	8/2/22	(18,017)
BRL	23,340,000	USD	4,558,330	8/2/22	(47,401)
USD	12,335	BRL	64,000	8/2/22	(34)
USD	297,009	BRL	1,541,000	8/2/22	(821)
USD	1,287,538	BRL	6,697,000	8/2/22	(6,793)
USD	368,244	BRL	1,963,000	8/2/22	(11,145)
USD	4,471,513	BRL	23,200,000	8/2/22	(12,358)
USD	4,498,497	BRL	23,340,000	8/2/22	(12,433)
USD	1,568,421	BRL	8,344,000	8/2/22	(44,227)
USD	1,149,442	BRL	6,200,000	8/2/22	(48,834)
USD	1,922,733	BRL	10,216,000	8/2/22	(51,717)
USD	2,752,336	BRL	14,725,000	8/2/22	(93,569)
USD	7,719,270	IDR	111,466,259,946	8/22/22	201,196
USD	7,712,327	IDR	111,466,259,945	8/22/22	194,252
KRW	2,875,500,000	USD	2,214,871	8/23/22	(8,414)
KRW	4,100,200,000	USD	3,220,578	8/23/22	(74,373)
USD	11,317,728	IDR	165,601,000,000	8/24/22	149,459
USD	6,153,261	IDR	90,634,153,115	8/24/22	40,819
USD	3,732,189	IDR	54,843,394,144	8/24/22	33,505

See Notes to Financial Statements.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2022
Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (Centrally Cleared) (continued)
Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)
USD	2,382,067	IDR	35,081,898,813	8/24/22	$ 16,115
BRL	9,124,000	USD	1,700,399	9/2/22	46,557
BRL	673,000	USD	136,655	9/2/22	(7,797)
BRL	722,000	USD	147,481	9/2/22	(9,241)
CLP	2,578,500,000	USD	3,035,233	9/21/22	(198,841)
CLP	4,039,800,000	USD	4,787,741	9/21/22	(343,895)
CLP	8,207,400,000	USD	9,848,683	9/21/22	(820,409)
COP	866,000,000	USD	224,033	9/21/22	(23,792)
COP	1,142,260,743	USD	295,494	9/21/22	(31,374)
COP	12,712,839,257	USD	3,304,740	9/21/22	(365,203)
COP	45,386,900,000	USD	11,764,238	9/21/22	(1,269,612)
IDR	139,437,000,000	USD	9,203,762	9/21/22	186,557
IDR	149,563,000,000	USD	9,887,155	9/21/22	185,094
IDR	100,338,616,000	USD	6,658,788	9/21/22	98,469
IDR	102,663,384,000	USD	6,817,410	9/21/22	96,407
IDR	76,998,000,000	USD	5,109,899	9/21/22	75,495
IDR	66,626,080,036	USD	4,421,550	9/21/22	65,352
IDR	20,068,450,000	USD	1,331,806	9/21/22	19,694
IDR	20,533,419,628	USD	1,363,531	9/21/22	19,282
IDR	15,400,000,000	USD	1,022,006	9/21/22	15,099
IDR	23,744,701,740	USD	1,604,480	9/21/22	(5,404)
IDR	30,127,700,000	USD	2,035,793	9/21/22	(6,857)
IDR	123,755,490,000	USD	8,530,390	9/21/22	(196,135)
IDR	220,685,719,490	USD	15,203,924	9/21/22	(341,948)
KRW	11,354,300,000	USD	8,680,286	9/21/22	35,730
KRW	12,395,700,000	USD	9,487,715	9/21/22	27,721
MXN	213,250,465	USD	10,325,599	9/21/22	39,423
PEN	11,366,069	USD	2,840,807	9/21/22	36,889
PEN	45,573	USD	11,581	9/21/22	(43)
PEN	9,382,800	USD	2,479,271	9/21/22	(103,705)
PEN	85,000,000	USD	22,396,009	9/21/22	(875,449)
USD	5,899,887	COP	22,762,000,000	9/21/22	636,724
USD	7,423,060	COP	31,122,961,504	9/21/22	226,626
USD	5,999,214	COP	25,562,651,656	9/21/22	88,468
USD	1,315,213	COP	5,487,395,540	9/21/22	46,385
USD	3,686,251	COP	15,983,214,432	9/21/22	(9,482)
USD	4,780,080	COP	21,233,117,137	9/21/22	(129,566)
USD	23,905,177	EUR	22,313,980	9/21/22	1,019,450
USD	20,770,212	EUR	19,387,688	9/21/22	885,758
USD	15,857,534	EUR	14,802,012	9/21/22	676,254
USD	15,659,049	EUR	14,616,738	9/21/22	667,789
USD	9,648,034	EUR	9,005,833	9/21/22	411,446
USD	4,858,465	EUR	4,535,072	9/21/22	207,192
USD	1,079,949	EUR	1,008,064	9/21/22	46,055

See Notes to Financial Statements.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2022
Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (Centrally Cleared) (continued)
Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)
USD	390,385	EUR	364,400	9/21/22	$ 16,648
USD	24,610,560	IDR	357,223,510,959	9/21/22	553,511
USD	3,711,486	IDR	53,872,401,740	9/21/22	83,474
USD	1,533,239	IDR	22,797,679,428	9/21/22	(2,060)
USD	464,669	IDR	6,951,766,790	9/21/22	(3,495)
USD	1,342,688	IDR	20,126,000,000	9/21/22	(12,688)
USD	1,930,885	IDR	28,943,714,984	9/21/22	(18,316)
USD	3,236,391	IDR	48,565,870,000	9/21/22	(34,254)
USD	3,784,506	IDR	56,748,660,000	9/21/22	(37,206)
USD	3,652,019	IDR	54,856,980,000	9/21/22	(42,298)
USD	3,771,354	IDR	56,700,000,000	9/21/22	(47,081)
USD	4,754,928	IDR	71,400,000,000	9/21/22	(53,471)
USD	1,418,256	MXN	29,290,667	9/21/22	(5,415)
USD	2,550,188	MXN	52,668,015	9/21/22	(9,737)
USD	951,904	MXN	20,062,701	9/21/22	(23,242)
USD	2,304,240	MXN	48,565,088	9/21/22	(56,262)
USD	19,771,248	MXN	416,706,728	9/21/22	(482,750)
USD	19,669,229	PEN	74,651,000	9/21/22	768,861
USD	11,191,418	PEN	42,475,000	9/21/22	437,467
USD	6,036,647	PEN	22,911,000	9/21/22	235,970
USD	3,740,977	PEN	14,200,000	9/21/22	145,777
USD	2,133,938	PEN	8,100,000	9/21/22	83,155
USD	1,290,728	PEN	4,904,894	9/21/22	48,892
USD	1,159,176	PEN	4,400,000	9/21/22	45,170
USD	2,411,101	PEN	9,382,800	9/21/22	35,535
USD	729,038	PEN	2,770,416	9/21/22	27,615
USD	384,920	PEN	1,462,735	9/21/22	14,580
USD	2,892,465	PEN	11,411,642	9/21/22	3,230
USD	11,899,681	ZAR	192,400,000	9/21/22	387,742
ZAR	88,606,000	USD	5,166,531	9/21/22	135,065
ZAR	65,700,000	USD	3,826,330	9/21/22	104,722
ZAR	21,100,000	USD	1,318,668	9/21/22	(56,184)
ZAR	169,570,000	USD	10,597,463	9/21/22	(451,519)
BRL	10,216,000	USD	1,889,710	10/4/22	50,867
BRL	14,865,000	USD	2,784,308	10/4/22	39,368
BRL	8,924,000	USD	1,668,287	10/4/22	26,868
BRL	6,697,000	USD	1,265,275	10/4/22	6,851
BRL	687,000	USD	128,308	10/4/22	2,191
IDR	76,845,000,000	USD	5,109,375	10/11/22	59,815
IDR	44,110,000,000	USD	2,932,261	10/11/22	34,919
IDR	36,090,000,000	USD	2,400,718	10/11/22	26,974
BRL	14,725,000	USD	2,685,182	11/3/22	90,318
BRL	8,344,000	USD	1,530,055	11/3/22	42,697
BRL	1,963,000	USD	359,274	11/3/22	10,730

See Notes to Financial Statements.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2022
Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (Centrally Cleared) (continued)
Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)
USD	2,368,996	IDR	36,090,000,000	7/11/23	$ (23,881)
USD	2,893,597	IDR	44,110,000,000	7/11/23	(31,030)
USD	5,040,669	IDR	76,845,000,000	7/11/23	(54,389)
					$ 3,411,244
Forward Foreign Currency Exchange Contracts (OTC)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
ILS	64,982,344	USD	18,863,188	UBS AG	8/1/22	$ 254,045	$ —
MXN	52,668,015	USD	2,574,869	Standard Chartered Bank	8/1/22	8,733	—
MXN	29,290,667	USD	1,431,982	Standard Chartered Bank	8/1/22	4,856	—
MXN	208,499,570	USD	10,286,046	Standard Chartered Bank	8/1/22	—	(58,209)
MXN	213,250,465	USD	10,638,937	Standard Chartered Bank	8/1/22	—	(178,047)
USD	140,687	ILS	483,741	HSBC Bank USA, N.A.	8/1/22	—	(1,626)
USD	20,468,492	ILS	64,982,344	JPMorgan Chase Bank, N.A.	8/1/22	1,351,258	—
USD	13,029,285	MXN	261,167,585	Standard Chartered Bank	8/1/22	217,846	—
USD	1,461,270	MXN	29,290,667	Standard Chartered Bank	8/1/22	24,432	—
USD	10,425,365	MXN	213,250,465	Standard Chartered Bank	8/1/22	—	(35,524)
ILS	25,799,422	USD	7,498,367	UBS AG	8/3/22	91,978	—
KZT	340,535,440	USD	733,913	Citibank, N.A.	8/3/22	—	(20,240)
KZT	277,427,100	USD	604,416	JPMorgan Chase Bank, N.A.	8/3/22	—	(23,002)
USD	8,157,410	ILS	25,799,442	JPMorgan Chase Bank, N.A.	8/3/22	567,060	—
USD	1,295,519	KZT	617,962,540	JPMorgan Chase Bank, N.A.	8/3/22	432	—
KZT	337,232,833	USD	733,913	Citibank, N.A.	8/4/22	—	(27,479)
KZT	336,131,964	USD	733,913	Citibank, N.A.	8/4/22	—	(29,785)
EUR	3,022,872	USD	3,071,205	Bank of America, N.A.	8/5/22	18,951	—
EUR	398,990	USD	408,768	Bank of America, N.A.	8/5/22	—	(898)
EUR	2,700,001	USD	2,701,918	Standard Chartered Bank	8/5/22	58,181	—
KZT	1,171,212,130	USD	2,585,457	JPMorgan Chase Bank, N.A.	8/5/22	—	(133,108)
USD	285,031	EUR	279,745	Bank of America, N.A.	8/5/22	—	(941)
USD	1,082,809	EUR	1,062,489	HSBC Bank USA, N.A.	8/5/22	—	(3,329)
USD	830,611	EUR	825,040	HSBC Bank USA, N.A.	8/5/22	—	(12,794)
USD	454,483	EUR	446,236	Standard Chartered Bank	8/5/22	—	(1,686)
USD	774,526	EUR	765,147	Standard Chartered Bank	8/5/22	—	(7,652)
USD	492,600	EUR	492,251	Standard Chartered Bank	8/5/22	—	(10,607)
USD	3,337,215	EUR	3,334,847	Standard Chartered Bank	8/5/22	—	(71,861)
KES	70,000,000	USD	599,315	Standard Chartered Bank	8/10/22	—	(11,070)
USD	586,215	KES	70,000,000	Standard Chartered Bank	8/10/22	—	(2,029)
KZT	1,168,425,533	USD	2,400,463	Citibank, N.A.	8/31/22	17,784	—
SGD	5,800,000	USD	4,207,167	Standard Chartered Bank	9/9/22	—	(8,227)
SGD	5,700,000	USD	4,137,781	Standard Chartered Bank	9/9/22	—	(11,236)
SGD	5,010,000	USD	3,642,047	Standard Chartered Bank	9/9/22	—	(15,032)

See Notes to Financial Statements.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2022
Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (OTC) (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
SGD	5,790,000	USD	4,209,684	Standard Chartered Bank	9/9/22	$ —	$ (17,984)
SGD	21,567,950	USD	15,678,427	Goldman Sachs International	9/13/22	—	(64,140)
CZK	54,550,000	EUR	2,164,069	Goldman Sachs International	9/21/22	30,781	—
CZK	54,550,000	EUR	2,164,140	Goldman Sachs International	9/21/22	30,709	—
EUR	4,333,735	CZK	4,574,906	UBS AG	9/21/22	—	(55,823)
EUR	928,194	USD	954,480	Bank of America, N.A.	9/21/22	—	(2,503)
THB	10,520,000	USD	309,369	Standard Chartered Bank	9/21/22	—	(22,589)
THB	25,000,000	USD	720,046	Standard Chartered Bank	9/21/22	—	(38,536)
THB	63,360,000	USD	1,864,861	Standard Chartered Bank	9/21/22	—	(137,643)
THB	126,400,000	USD	3,644,489	Standard Chartered Bank	9/21/22	—	(198,777)
THB	140,000,000	USD	4,036,094	Standard Chartered Bank	9/21/22	—	(219,640)
THB	154,000,000	USD	4,438,680	Standard Chartered Bank	9/21/22	—	(240,580)
THB	157,000,000	USD	4,524,496	Standard Chartered Bank	9/21/22	—	(244,615)
THB	174,600,000	USD	5,037,507	Standard Chartered Bank	9/21/22	—	(277,844)
THB	421,059,000	USD	12,248,018	Standard Chartered Bank	9/21/22	—	(769,787)
THB	65,580,000	USD	1,929,862	UBS AG	9/21/22	—	(142,126)
THB	72,400,000	USD	2,130,164	UBS AG	9/21/22	—	(156,512)
THB	77,120,000	USD	2,269,397	UBS AG	9/21/22	—	(167,076)
USD	6,251,913	THB	214,930,000	Standard Chartered Bank	9/21/22	392,839	—
USD	407,780	THB	14,000,000	Standard Chartered Bank	9/21/22	26,134	—
USD	320,466	THB	11,000,000	Standard Chartered Bank	9/21/22	20,602	—
USD	4,466,719	THB	163,100,000	Standard Chartered Bank	9/21/22	20,550	—
USD	3,514,243	THB	128,305,000	Standard Chartered Bank	9/21/22	16,599	—
USD	3,514,106	THB	128,300,000	Standard Chartered Bank	9/21/22	16,598	—
USD	4,461,648	THB	163,100,000	Standard Chartered Bank	9/21/22	15,479	—
USD	3,127,577	THB	114,170,000	Standard Chartered Bank	9/21/22	15,259	—
USD	3,196,064	THB	116,702,000	Standard Chartered Bank	9/21/22	14,722	—
USD	4,012,244	THB	146,800,000	Standard Chartered Bank	9/21/22	10,420	—
USD	3,571,233	THB	130,700,000	Standard Chartered Bank	9/21/22	8,301	—
USD	3,570,746	THB	130,700,000	Standard Chartered Bank	9/21/22	7,813	—
USD	4,009,067	THB	146,800,000	Standard Chartered Bank	9/21/22	7,242	—
USD	3,563,150	THB	130,500,000	Standard Chartered Bank	9/21/22	5,669	—
KZT	617,962,540	USD	1,259,221	JPMorgan Chase Bank, N.A.	10/3/22	—	(2,190)
USD	3,223,819	SGD	4,500,000	Standard Chartered Bank	10/21/22	—	(34,661)
KZT	949,800,000	USD	1,891,504	JPMorgan Chase Bank, N.A.	10/25/22	24,656	—
USD	773,163	ZMW	14,187,551	Standard Chartered Bank	11/16/22	—	(77,055)
USD	1,288,606	ZMW	23,504,171	ICBC Standard Bank plc	12/13/22	—	(111,037)
USD	1,030,885	ZMW	19,122,909	Standard Chartered Bank	12/13/22	—	(107,859)
ZMW	17,696,328	USD	973,663	Standard Chartered Bank	12/13/22	80,130	—
CNH	196,185	USD	29,311	BNP Paribas	12/22/22	—	(164)
CNH	15,449,490	USD	2,292,920	Standard Chartered Bank	12/22/22	2,323	—
USD	8,979,088	CNH	60,100,000	BNP Paribas	12/22/22	50,371	—
USD	2,630,525	CNH	17,600,000	BNP Paribas	12/22/22	15,792	—
USD	2,061,795	CNH	13,800,000	JPMorgan Chase Bank, N.A.	12/22/22	11,607	—
USD	2,449,937	CNH	16,400,000	Standard Chartered Bank	12/22/22	13,482	—

See Notes to Financial Statements.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2022
Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (OTC) (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	2,152,408	CNH	14,402,690	Standard Chartered Bank	12/22/22	$ 12,682	$ —
USD	784,715	ZMW	14,960,714	Standard Chartered Bank	2/17/23	—	(89,763)
USD	515,442	ZMW	10,128,442	Standard Chartered Bank	5/17/23	—	(55,048)
						$3,466,316	$(3,898,334)
Non-Deliverable Bond Forward Contracts*
Settlement Date	Notional Amount (000's omitted)		Reference Entity	Counterparty	Aggregate Cost	Unrealized Appreciation (Depreciation)
8/4/22	COP	6,170,000	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	$ 1,439,235	$ (6,874)
8/4/22	COP	45,000,000	Republic of Colombia, 7.00%, 3/26/31	Goldman Sachs International	10,496,851	(828,254)
8/10/22	COP	42,787,000	Republic of Colombia, 7.00%, 3/26/31	Goldman Sachs International	9,980,639	(842,546)
8/10/22	COP	5,499,000	Republic of Colombia, 7.00%, 3/26/31	Goldman Sachs International	1,282,715	(88,179)
8/10/22	COP	5,091,000	Republic of Colombia, 7.00%, 3/26/31	Goldman Sachs International	1,187,544	(89,364)
8/10/22	COP	139,200	Republic of Colombia, 7.00%, 3/26/31	Goldman Sachs International	32,470	(2,044)
8/19/22	COP	15,290,600	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	3,566,737	(61,441)
8/23/22	COP	23,377,700	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	5,453,161	106,358
8/25/22	COP	8,227,000	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	1,919,058	44,338
8/26/22	COP	90,916,050	Republic of Colombia, 5.75%, 11/3/27	Bank of America, N.A.	21,207,383	(522,826)
8/26/22	COP	37,825,000	Republic of Colombia, 6.25%, 11/26/25	Bank of America, N.A.	8,823,186	(100,858)
8/26/22	COP	9,255,000	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	2,158,852	(29,125)
8/29/22	COP	11,611,000	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	2,708,421	56,961
9/1/22	COP	6,096,000	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	1,421,973	26,693
9/23/22	COP	14,933,400	Republic of Colombia, 6.25%, 11/26/25	Bank of America, N.A.	3,483,415	56,229
9/27/22	COP	5,000,000	Republic of Colombia, 6.00%, 4/28/28	Bank of America, N.A.	1,166,317	—
9/29/22	COP	10,252,850	Republic of Colombia, 5.75%, 11/3/27	Bank of America, N.A.	2,391,614	—
9/29/22	COP	13,830,700	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	3,226,196	66,156
9/30/22	COP	14,224,000	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	3,317,938	48,651

See Notes to Financial Statements.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2022
Portfolio of Investments — continued

Non-Deliverable Bond Forward Contracts* (continued)
Settlement Date	Notional Amount (000's omitted)		Reference Entity	Counterparty	Aggregate Cost	Unrealized Appreciation (Depreciation)
9/30/22	COP	9,255,000	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	$ 2,158,852	$ 43,857
						$ (2,122,268)
*	Represents a short-term forward contract to purchase the reference entity denominated in a non-deliverable foreign currency.
Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)
Interest Rate Futures
Euro-Bobl	(67)	Short	9/8/22	$ (8,756,196)	$ (209,658)
Euro-Bund	(84)	Short	9/8/22	(13,533,737)	(692,951)
Euro-Buxl	(80)	Short	9/8/22	(15,191,747)	(1,556,614)
U.S. 5-Year Treasury Note	(1,608)	Short	9/30/22	(182,872,313)	(441,148)
U.S. 10-Year Treasury Note	(744)	Short	9/21/22	(90,128,626)	(644,092)
U.S. Long Treasury Bond	(20)	Short	9/30/22	(4,209,219)	(19,798)
U.S. Ultra-Long Treasury Bond	(255)	Short	9/21/22	(40,369,687)	(370,026)
					$(3,934,287)
Interest Rate Swaps (Centrally Cleared)
Notional Amount (000's omitted)		Fund Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
BRL	10,400	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	4.07% (pays upon termination)	1/2/23	$ (156,451)	$ —	$ (156,451)
BRL	28,677	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	4.70% (pays upon termination)	1/2/23	(315,066)	—	(315,066)
BRL	39,152	Receives	Brazil CETIP Interbank Deposit Rate (pays upon termination)	5.15% (pays upon termination)	1/2/23	470,069	—	470,069
BRL	122,312	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	8.91% (pays upon termination)	1/2/23	(707,313)	—	(707,313)
BRL	10,100	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	12.90% (pays upon termination)	1/4/27	34,321	—	34,321
CLP	3,622,630	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	6.48% (pays semi-annually)	3/29/32	(16,669)	—	(16,669)

See Notes to Financial Statements.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2022
Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared) (continued)
Notional Amount (000's omitted)		Fund Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
CLP	2,377,400	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	6.20% (pays semi-annually)	4/8/32	$ (66,045)	$ —	$ (66,045)
CLP	7,301,860	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	6.35% (pays semi-annually)	4/11/32	(110,665)	—	(110,665)
CLP	5,499,740	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	6.51% (pays semi-annually)	4/14/32	(10,628)	—	(10,628)
CLP	1,400,390	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	6.40% (pays semi-annually)	4/20/32	(14,989)	—	(14,989)
CLP	7,129,280	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	6.38% (pays semi-annually)	4/22/32	(87,760)	—	(87,760)
CLP	1,476,780	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	6.35% (pays semi-annually)	5/6/32	(21,152)	—	(21,152)
CLP	3,004,487	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	6.55% (pays semi-annually)	6/15/32	14,723	—	14,723
CLP	1,743,935	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	6.62% (pays semi-annually)	6/16/32	18,796	—	18,796
CNY	31,074	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.37% (pays quarterly)	6/15/27	(7,598)	—	(7,598)
CNY	121,800	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.39% (pays quarterly)	6/15/27	(6,062)	—	(6,062)
CNY	135,400	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.39% (pays quarterly)	6/15/27	(6,739)	—	(6,739)
CNY	29,750	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.46% (pays quarterly)	9/21/27	1,165	—	1,165
CNY	31,220	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.46% (pays quarterly)	9/21/27	1,222	—	1,222
CNY	51,900	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.47% (pays quarterly)	9/21/27	2,913	—	2,913
CNY	88,500	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.47% (pays quarterly)	9/21/27	4,968	—	4,968
CNY	38,400	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.50% (pays quarterly)	9/21/27	9,985	—	9,985
CNY	44,300	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.50% (pays quarterly)	9/21/27	13,025	—	13,025
CNY	29,500	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.51% (pays quarterly)	9/21/27	11,079	—	11,079

See Notes to Financial Statements.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2022
Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared) (continued)
Notional Amount (000's omitted)		Fund Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
CNY	44,300	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.52% (pays quarterly)	9/21/27	$ 19,047	$ —	$ 19,047
CNY	14,800	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.52% (pays quarterly)	9/21/27	6,766	—	6,766
CNY	44,300	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.52% (pays quarterly)	9/21/27	20,251	—	20,251
CNY	44,300	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.53% (pays quarterly)	9/21/27	20,553	—	20,553
COP	3,266,600	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.76% (pays quarterly)	11/26/25	124,513	—	124,513
COP	3,266,600	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.89% (pays quarterly)	11/26/25	121,526	—	121,526
COP	6,533,100	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.00% (pays quarterly)	11/26/25	237,994	—	237,994
COP	2,616,700	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.02% (pays quarterly)	11/26/25	95,048	—	95,048
COP	6,149,300	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.05% (pays quarterly)	11/26/25	221,738	—	221,738
COP	6,533,100	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.07% (pays quarterly)	11/26/25	234,777	—	234,777
COP	8,375,100	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.11% (pays quarterly)	11/26/25	298,911	—	298,911
COP	7,036,300	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.16% (pays quarterly)	11/26/25	248,406	—	248,406
COP	3,964,700	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.20% (pays quarterly)	11/26/25	138,853	—	138,853
COP	6,533,100	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.20% (pays quarterly)	11/26/25	228,804	—	228,804
COP	2,551,300	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.21% (pays quarterly)	11/26/25	89,262	—	89,262
COP	5,766,800	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.25% (pays quarterly)	11/26/25	199,938	—	199,938
COP	6,533,100	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.28% (pays quarterly)	11/26/25	225,128	—	225,128
COP	3,514,100	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.34% (pays quarterly)	11/26/25	119,517	—	119,517

See Notes to Financial Statements.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2022
Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared) (continued)
Notional Amount (000's omitted)		Fund Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
COP	11,139,200	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.53% (pays quarterly)	11/26/25	$ 364,342	$ —	$ 364,342
COP	6,541,800	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.55% (pays quarterly)	11/26/25	213,234	—	213,234
COP	3,238,100	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.73% (pays quarterly)	11/26/25	101,334	—	101,334
COP	13,613,700	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.78% (pays quarterly)	11/26/25	421,244	—	421,244
COP	11,139,200	Pays	Colombia Overnight Interbank Reference Rate (pays quarterly)	5.68% (pays quarterly)	11/26/25	(274,160)	—	(274,160)
COP	8,124,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	8.60% (pays quarterly)	11/26/25	33,267	—	33,267
COP	15,425,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	8.75% (pays quarterly)	11/26/25	46,275	—	46,275
COP	8,124,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	8.85% (pays quarterly)	11/26/25	18,494	—	18,494
COP	8,227,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	9.23% (pays quarterly)	11/26/25	2,844	—	2,844
COP	5,667,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	9.42% (pays quarterly)	11/26/25	(5,603)	—	(5,603)
COP	13,570,816	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	10.00% (pays quarterly)	11/26/25	(58,438)	—	(58,438)
COP	5,064,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	10.17% (pays quarterly)	11/26/25	(28,228)	(95)	(28,323)
COP	9,722,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	10.28% (pays quarterly)	11/26/25	(60,552)	—	(60,552)
COP	32,427,100	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.38% (pays quarterly)	3/30/26	1,166,141	—	1,166,141
COP	14,841,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.56% (pays quarterly)	4/6/26	513,887	—	513,887
COP	9,785,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.15% (pays quarterly)	4/19/26	368,912	—	368,912
COP	5,780,900	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.82% (pays quarterly)	3/26/28	254,137	—	254,137
COP	4,129,200	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.83% (pays quarterly)	3/26/28	181,096	—	181,096

See Notes to Financial Statements.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2022
Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared) (continued)
Notional Amount (000's omitted)		Fund Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
CZK	795,900	Pays	6-month CZK PRIBOR (pays semi-annually)	5.22% (pays annually)	6/15/27	$ 25,746	$ —	$ 25,746
ILS	13,690	Pays	3-month ILS TELBOR (pays quarterly)	2.47% (pays annually)	9/21/27	19,602	—	19,602
KRW	192,866,600	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	1.91% (pays quarterly)	10/11/23	(1,891,551)	—	(1,891,551)
KRW	205,392,400	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	1.91% (pays quarterly)	10/11/23	(2,011,758)	—	(2,011,758)
MXN	607,300	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	8.77% (pays monthly)	6/15/27	747,146	—	747,146
MXN	569,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	9.10% (pays monthly)	6/15/27	1,085,608	—	1,085,608
MXN	74,340	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	8.57% (pays monthly)	9/15/27	64,321	—	64,321
THB	504,500	Pays	Thai Overnight Repurchase Rate (pays quarterly)	2.10% (pays quarterly)	6/15/27	(7,780)	—	(7,780)
THB	845,900	Pays	Thai Overnight Repurchase Rate (pays quarterly)	2.19% (pays quarterly)	6/15/27	99,992	—	99,992
THB	146,284	Pays	Thai Overnight Repurchase Rate (pays quarterly)	2.29% (pays quarterly)	9/21/27	23,674	—	23,674
ZAR	51,710	Pays	3-month ZAR JIBAR (pays quarterly)	5.41% (pays quarterly)	2/24/26	(208,928)	125	(208,803)
ZAR	51,900	Pays	3-month ZAR JIBAR (pays quarterly)	5.41% (pays quarterly)	2/24/26	(209,696)	126	(209,570)
ZAR	51,870	Pays	3-month ZAR JIBAR (pays quarterly)	5.45% (pays quarterly)	2/24/26	(205,437)	128	(205,309)
ZAR	36,590	Pays	3-month ZAR JIBAR (pays quarterly)	5.47% (pays quarterly)	2/24/26	(143,459)	92	(143,367)
ZAR	51,900	Pays	3-month ZAR JIBAR (pays quarterly)	5.51% (pays quarterly)	2/24/26	(199,346)	133	(199,213)
ZAR	68,900	Pays	3-month ZAR JIBAR (pays quarterly)	5.52% (pays quarterly)	2/24/26	(263,268)	177	(263,091)
ZAR	103,650	Pays	3-month ZAR JIBAR (pays quarterly)	5.82% (pays quarterly)	3/11/26	(340,229)	303	(339,926)
ZAR	103,650	Pays	3-month ZAR JIBAR (pays quarterly)	5.88% (pays quarterly)	3/11/26	(327,929)	311	(327,618)
ZAR	41,843	Pays	3-month ZAR JIBAR (pays quarterly)	5.85% (pays quarterly)	5/28/26	(144,807)	142	(144,665)
ZAR	79,900	Pays	3-month ZAR JIBAR (pays quarterly)	6.02% (pays quarterly)	7/15/26	(264,680)	280	(264,400)
ZAR	223,320	Pays	3-month ZAR JIBAR (pays quarterly)	5.86% (pays quarterly)	9/15/26	(853,753)	776	(852,977)
ZAR	253,308	Pays	3-month ZAR JIBAR (pays quarterly)	5.87% (pays quarterly)	9/15/26	(961,701)	885	(960,816)

See Notes to Financial Statements.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2022
Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared) (continued)
Notional Amount (000's omitted)		Fund Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
ZAR	93,000	Pays	3-month ZAR JIBAR (pays quarterly)	6.53% (pays quarterly)	12/15/26	$ (239,506)	$ —	$ (239,506)
ZAR	16,160	Pays	3-month ZAR JIBAR (pays quarterly)	6.54% (pays quarterly)	2/23/27	(43,577)	—	(43,577)
ZAR	234,854	Pays	3-month ZAR JIBAR (pays quarterly)	7.48% (pays quarterly)	6/15/27	(162,231)	—	(162,231)
ZAR	270,646	Pays	3-month ZAR JIBAR (pays quarterly)	7.48% (pays quarterly)	6/15/27	(184,913)	—	(184,913)
ZAR	54,580	Pays	3-month ZAR JIBAR (pays quarterly)	7.98% (pays quarterly)	9/21/27	(4,620)	—	(4,620)
ZAR	194,436	Pays	3-month ZAR JIBAR (pays quarterly)	8.18% (pays quarterly)	9/21/27	86,409	—	86,409
Total						$(1,552,284)	$3,383	$ (1,548,901)
Interest Rate Swaps (OTC)
Counterparty	Notional Amount (000's omitted)		Fund Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value/Unreazlied Appreciation (Depreciation)
Goldman Sachs International	MYR	92,400	Pays	3-month MYR KLIBOR (pays quarterly)	3.89% (pays quarterly)	6/15/27	$ 414,153
Goldman Sachs International	MYR	169,200	Pays	3-month MYR KLIBOR (pays quarterly)	3.93% (pays quarterly)	6/15/27	820,667
Goldman Sachs International	MYR	20,204	Pays	3-month MYR KLIBOR (pays quarterly)	3.55% (pays quarterly)	9/21/27	1,159
Total							$1,235,979
Credit Default Swaps - Buy Protection (Centrally Cleared)
Reference Entity	Notional Amount (000's omitted)	Contract Annual Fixed Rate*	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
Mexico	$43,660	1.00% (pays quarterly)(1)	6/20/27	$ 203,009	$ 46	$ 203,055
Turkey	8,541	1.00% (pays quarterly)(1)	6/20/27	2,193,951	(1,817,862)	376,089
Total				$2,396,960	$ (1,817,816)	$579,144
*	The contract annual fixed rate represents the fixed rate of interest received by the Fund (as a seller of protection) or paid by the Fund (as a buyer of protection) on the notional amount of the credit default swap contract.
(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

See Notes to Financial Statements.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2022
Portfolio of Investments — continued

Cross-Currency Swaps (OTC)
Counterparty	Fund Receives	Fund Pays	Termination Date	Value/Unrealized Appreciation (Depreciation)
Goldman Sachs International	1-day Indice Camara Promedio Rate on CLP 2,918,388,120 (pays semi-annually)*	2.06% on CLP equivalent of CLF 92,000 (pays semi-annually)*	3/29/32	$ (274,909)
Goldman Sachs International	1-day Indice Camara Promedio Rate on CLP 1,936,888,470 (pays semi-annually)*	2.10% on CLP equivalent of CLF 61,000 (pays semi-annually)*	4/8/32	(191,119)
Goldman Sachs International	1-day Indice Camara Promedio Rate on CLP 5,938,248,580 (pays semi-annually)*	2.25% on CLP equivalent of CLF 187,000 (pays semi-annually)*	4/11/32	(686,514)
Goldman Sachs International	1-day Indice Camara Promedio Rate on CLP 4,364,150,070 (pays semi-annually)*	2.00% on CLP equivalent of CLF 137,000 (pays semi-annually)*	4/14/32	(369,634)
Goldman Sachs International	1-day Indice Camara Promedio Rate on CLP 1,096,751,075 (pays semi-annually)*	1.85% on CLP equivalent of CLF 34,300 (pays semi-annually)*	4/20/32	(70,957)
Goldman Sachs International	1-day Indice Camara Promedio Rate on CLP 5,474,633,400 (pays semi-annually)*	1.84% on CLP equivalent of CLF 171,000 (pays semi-annually)*	4/22/32	(341,821)
Goldman Sachs International	1-day Indice Camara Promedio Rate on CLP 1,162,722,240 (pays semi-annually)*	2.07% on CLP equivalent of CLF 36,000 (pays semi-annually)*	5/6/32	(92,111)
Goldman Sachs International	1-day Indice Camara Promedio Rate on CLP 2,389,234,081 (pays semi-annually)*	2.20% on CLP equivalent of CLF 72,643 (pays semi-annually)*	6/15/32	(190,243)
Goldman Sachs International	1-day Indice Camara Promedio Rate on CLP 1,207,677,585 (pays semi-annually)*	2.27% on CLP equivalent of CLF 36,704 (pays semi-annually)*	6/16/32	(104,830)
				$(2,322,138)
*	At the termination date, the Fund will either pay or receive the USD equivalent of the difference between the initial CLP notional amount and the CLP equivalent of the CLF notional amount on such date.
Abbreviations:
EURIBOR	– Euro Interbank Offered Rate
GDP	– Gross Domestic Product
JIBAR	– Johannesburg Interbank Average Rate
KLIBOR	– Kuala Lumpur Interbank Offered Rate
LIBOR	– London Interbank Offered Rate
OTC	– Over-the-counter
PIK	– Payment In Kind
PRIBOR	– Prague Interbank Offered Rate
TELBOR	– Tel Aviv Interbank Offered Rate
Currency Abbreviations:
BAM	– Bosnia-Herzegovina Convertible Mark
BRL	– Brazilian Real
CLF	– Chilean Unidad de Fomento
CLP	– Chilean Peso
CNH	– Yuan Renminbi Offshore

CNY	– Yuan Renminbi
COP	– Colombian Peso
CRC	– Costa Rican Colon
CZK	– Czech Koruna
DOP	– Dominican Peso

See Notes to Financial Statements.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2022
Portfolio of Investments — continued

EUR	– Euro
IDR	– Indonesian Rupiah
ILS	– Israeli Shekel
KES	– Kenyan Shilling
KRW	– South Korean Won
KZT	– Kazakhstani Tenge
MXN	– Mexican Peso
MYR	– Malaysian Ringgit
PEN	– Peruvian Sol
RSD	– Serbian Dinar

SGD	– Singapore Dollar
THB	– Thai Baht
UAH	– Ukrainian Hryvnia
UGX	– Ugandan Shilling
USD	– United States Dollar
UYU	– Uruguayan Peso
UZS	– Uzbekistani Som
ZAR	– South African Rand
ZMW	– Zambian Kwacha

See Notes to Financial Statements.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2022
Statement of Assets and Liabilities

July 31, 2022
Assets
Unaffiliated investments, at value (identified cost $1,050,436,034)	$ 824,534,486
Affiliated investment, at value (identified cost $59,947,441)	59,947,441
Cash	5,268,028
Deposits for derivatives collateral:
Futures contracts	6,926,829
Centrally cleared derivatives	20,791,670
OTC derivatives	3,079,789
Foreign currency, at value (identified cost $17,194,333)	16,977,685
Interest receivable	18,636,576
Dividends receivable from affiliated investment	55,406
Receivable for investments sold	2,925,650
Receivable for Fund shares sold	3,075,577
Receivable for variation margin on open centrally cleared derivatives	64,924
Receivable for open forward foreign currency exchange contracts	3,466,316
Receivable for open swap contracts	1,235,979
Receivable for open non-deliverable bond forward contracts	449,243
Total assets	$ 967,435,599
Liabilities
Cash collateral due to brokers	$ 1,260,000
Payable for investments purchased	7,955,983
Payable for Fund shares redeemed	7,053,652
Payable for variation margin on open futures contracts	612,241
Payable for open forward foreign currency exchange contracts	3,898,334
Payable for open swap contracts	2,322,138
Payable for closed swap contracts	211,576
Payable for open non-deliverable bond forward contracts	2,571,511
Payable to affiliates:
Investment adviser and administration fee	522,580
Distribution and service fees	10,696
Accrued foreign capital gains taxes	473
Accrued expenses	681,505
Total liabilities	$ 27,100,689
Net Assets	$ 940,334,910
Sources of Net Assets
Common shares, $0.001 par value, 1,000,000,000 shares authorized (see Note 7), 132,950,896 shares issued and outstanding	$ 132,951
Additional paid-in capital	1,193,228,605
Accumulated loss	(253,026,646)
Net Assets	$ 940,334,910
Class A Shares
Net Assets	$ 49,974,416
Shares Outstanding	7,081,232
Net Asset Value and Redemption Price Per Share (net assets ÷ shares outstanding)	$ 7.06
Maximum Offering Price Per Share (100 ÷ 96.75 of net asset value per share)	$ 7.30
Class I Shares
Net Assets	$ 690,681,243
Shares Outstanding	97,572,839
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares outstanding)	$ 7.08

See Notes to Financial Statements.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2022
Statement of Assets and Liabilities — continued

July 31, 2022
Class R6 Shares
Net Assets	$199,679,251
Shares Outstanding	28,296,825
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares outstanding)	$ 7.06
On sales of $100,000 or more, the offering price of Class A shares is reduced.

See Notes to Financial Statements.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2022
Statement of Operations

Year Ended
July 31, 2022
Investment Income
Dividend income from affiliated investments	$ 213,810
Interest income (net of foreign taxes withheld of $1,381,814)	87,961,736
Total investment income	$ 88,175,546
Expenses
Investment adviser and administration fee	$ 7,253,855
Distribution and service fees:
Class A	145,657
Directors’ fees and expenses	68,633
Custodian fee	829,639
Transfer and dividend disbursing agent fees	646,674
Legal and accounting services	186,626
Printing and postage	271,225
Registration fees	228,972
Miscellaneous	113,017
Total expenses	$ 9,744,298
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$ 13,264
Total expense reductions	$ 13,264
Net expenses	$ 9,731,034
Net investment income	$ 78,444,512
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions (net of foreign capital gains taxes of $192,702)	$ (49,502,539)
Investment transactions - affiliated investment	(22,300)
Futures contracts	35,974,104
Swap contracts	(11,211,571)
Foreign currency transactions	(2,712,043)
Forward foreign currency exchange contracts	15,600,379
Non-deliverable bond forward contracts	(7,225,265)
Net realized loss	$ (19,099,235)
Change in unrealized appreciation (depreciation):
Investments (including net decrease in accrued foreign capital gains taxes of $133,987)	$ (229,068,108)
Investments - affiliated investment	(447)
Futures contracts	6,753,766
Swap contracts	(378,760)
Foreign currency	(1,172,266)
Forward foreign currency exchange contracts	(853,737)
Non-deliverable bond forward contracts	(2,066,540)
Net change in unrealized appreciation (depreciation)	$(226,786,092)
Net realized and unrealized loss	$(245,885,327)
Net decrease in net assets from operations	$(167,440,815)

See Notes to Financial Statements.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2022
Statements of Changes in Net Assets

	Year Ended July 31,
	2022	2021
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 78,444,512	$ 45,695,149
Net realized gain (loss)	(19,099,235)	5,238,004
Net change in unrealized appreciation (depreciation)	(226,786,092)	(4,728,496)
Net increase (decrease) in net assets from operations	$ (167,440,815)	$ 46,204,657
Distributions to shareholders:
Class A	$ (3,771,737)	$ (2,223,535)
Class I	(54,276,365)	(32,320,260)
Class R6	(18,088,089)	(11,842,783)
Total distributions to shareholders	$ (76,136,191)	$ (46,386,578)
Tax return of capital to shareholders:
Class A	$ (910,374)	$ (471,892)
Class I	(12,789,172)	(7,343,618)
Class R6	(4,177,470)	(2,453,385)
Total tax return of capital to shareholders	$ (17,877,016)	$ (10,268,895)
Transactions in common shares:
Class A	$ 6,692,142	$ 37,452,435
Class I	50,072,395	619,730,416
Class R6	(20,679,595)	163,746,790
Net increase in net assets from Fund share transactions	$ 36,084,942	$ 820,929,641
Net increase (decrease) in net assets	$ (225,369,080)	$ 810,478,825
Net Assets
At beginning of year	$1,165,703,990	$ 355,225,165
At end of year	$ 940,334,910	$1,165,703,990

See Notes to Financial Statements.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2022
Financial Highlights

	Class A
	Year Ended July 31,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 8.850	$ 8.660	$ 9.030	$ 9.010	$ 9.460
Income (Loss) From Operations
Net investment income(1)	$ 0.544	$ 0.542	$ 0.563	$ 0.611	$ 0.675
Net realized and unrealized gain (loss)	(1.681)	0.299	(0.198)	0.053	(0.399)
Total income (loss) from operations	$ (1.137)	$ 0.841	$ 0.365	$ 0.664	$ 0.276
Less Distributions
From net investment income	$ (0.480)	$ (0.545)	$ (0.635)	$ (0.356)	$ (0.646)
From net realized gain	(0.037)	(0.011)	—	—	—
Tax return of capital	(0.136)	(0.095)	(0.100)	(0.288)	(0.080)
Total distributions	$ (0.653)	$ (0.651)	$ (0.735)	$(0.644)	$(0.726)
Net asset value — End of year	$ 7.060	$ 8.850	$ 8.660	$ 9.030	$ 9.010
Total Return(2)	(13.54)% (3)	9.90%	4.19% (3)	8.03% (3)	2.82% (3)
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$49,974	$55,838	$18,761	$ 9,724	$ 4,840
Ratios (as a percentage of average daily net assets):
Expenses	1.10% (4)	1.11%	1.15% (3)	1.15% (3)	1.15% (3)
Net investment income	6.63%	6.03%	6.42%	7.01%	7.19%
Portfolio Turnover	84%	87%	110%	85%	80%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	The investment adviser and administrator reimbursed certain operating expenses (equal to 0.13%, 0.18% and 0.29% of average daily net assets for the years ended July 31, 2020, 2019 and 2018, respectively). Absent this reimbursement, total return would be lower.
(4)	The investment adviser and administrator reduced a portion of its adviser and administration fee (equal to less than 0.005% of average daily net assets for the year ended July 31, 2022).

See Notes to Financial Statements.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2022
Financial Highlights — continued

	Class I
	Year Ended July 31,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 8.870	$ 8.690	$ 9.060	$ 9.030	$ 9.490
Income (Loss) From Operations
Net investment income(1)	$ 0.564	$ 0.565	$ 0.578	$ 0.648	$ 0.705
Net realized and unrealized gain (loss)	(1.678)	0.291	(0.188)	0.051	(0.413)
Total income (loss) from operations	$ (1.114)	$ 0.856	$ 0.390	$ 0.699	$ 0.292
Less Distributions
From net investment income	$ (0.499)	$ (0.567)	$ (0.656)	$ (0.370)	$ (0.669)
From net realized gain	(0.037)	(0.011)	—	—	—
Tax return of capital	(0.140)	(0.098)	(0.104)	(0.299)	(0.083)
Total distributions	$ (0.676)	$ (0.676)	$ (0.760)	$ (0.669)	$ (0.752)
Net asset value — End of year	$ 7.080	$ 8.870	$ 8.690	$ 9.060	$ 9.030
Total Return(2)	(13.27)% (3)	10.05%	4.47% (3)	8.42% (3)	2.98% (3)
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$690,681	$828,507	$217,227	$96,765	$38,756
Ratios (as a percentage of average daily net assets):
Expenses	0.85% (4)	0.86%	0.90% (3)	0.90% (3)	0.90% (3)
Net investment income	6.84%	6.27%	6.60%	7.38%	7.48%
Portfolio Turnover	84%	87%	110%	85%	80%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	The investment adviser and administrator reimbursed certain operating expenses (equal to 0.13%, 0.18% and 0.29% of average daily net assets for the years ended July 31, 2020, 2019 and 2018, respectively). Absent this reimbursement, total return would be lower.
(4)	The investment adviser and administrator reduced a portion of its adviser and administration fee (equal to less than 0.005% of average daily net assets for the year ended July 31, 2022).

See Notes to Financial Statements.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2022
Financial Highlights — continued

	Class R6
	Year Ended July 31,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 8.840	$ 8.660	$ 9.030	$ 9.000	$ 9.460
Income (Loss) From Operations
Net investment income(1)	$ 0.568	$ 0.569	$ 0.593	$ 0.634	$ 0.725
Net realized and unrealized gain (loss)	(1.671)	0.289	(0.201)	0.067	(0.431)
Total income (loss) from operations	$ (1.103)	$ 0.858	$ 0.392	$ 0.701	$ 0.294
Less Distributions
From net investment income	$ (0.499)	$ (0.568)	$ (0.658)	$ (0.371)	$ (0.670)
From net realized gain	(0.037)	(0.011)	—	—	—
Tax return of capital	(0.141)	(0.099)	(0.104)	(0.300)	(0.084)
Total distributions	$ (0.677)	$ (0.678)	$ (0.762)	$ (0.671)	$ (0.754)
Net asset value — End of year	$ 7.060	$ 8.840	$ 8.660	$ 9.030	$ 9.000
Total Return(2)	(13.28)% (3)	10.23%	4.63% (3)	8.36% (3)	3.02% (3)
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$199,679	$281,359	$119,237	$80,225	$74,277
Ratios (as a percentage of average daily net assets):
Expenses	0.78% (4)	0.81%	0.85% (3)	0.85% (3)	0.85% (3)
Net investment income	6.91%	6.34%	6.76%	7.27%	7.64%
Portfolio Turnover	84%	87%	110%	85%	80%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	The investment adviser and administrator reimbursed certain operating expenses (equal to 0.13%, 0.18% and 0.29% of average daily net assets for the years ended July 31, 2020, 2019 and 2018, respectively). Absent this reimbursement, total return would be lower.
(4)	The investment adviser and administrator reduced a portion of its adviser and administration fee (equal to less than 0.005% of average daily net assets for the year ended July 31, 2022).

See Notes to Financial Statements.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2022
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Emerging Markets Debt Opportunities Fund (the Fund) is a non-diversified series of Eaton Vance Series Fund, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is total return. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class I and Class R6 shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.
Derivatives. U.S. exchange-traded options are valued at the mean between the bid and ask prices at valuation time as reported by the Options Price Reporting Authority. Non-U.S. exchange-traded options and over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Non-deliverable bond forward contracts are generally valued based on the current price of the underlying bond as provided by a third party pricing service and current interest rates. Swaps and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. In the case of total return swaps, the pricing service valuations are based on the value of the underlying index or instrument and reference interest rate. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by a broker/dealer (usually the counterparty to the option), so determined using similar techniques as those employed by the pricing service.
Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2022
Notes to Financial Statements — continued

C  Income—Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign interest and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates.
D  Federal and Other Taxes—The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
In addition to the requirements of the Internal Revenue Code, the Fund may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Fund estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.
As of July 31, 2022, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Foreign Currency Translation—Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
F  Unfunded Loan Commitments—The Fund may enter into certain loan agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. These commitments, if any, are disclosed in the accompanying Portfolio of Investments.
G  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
H  Indemnifications—The Corporation’s Articles of Incorporation provide that no Director or officer of the Corporation shall be liable, to the fullest extent permitted by Maryland law and the 1940 Act, to the Corporation or to its shareholders for money damages. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
I  Futures Contracts—Upon entering into a futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.
J  Forward Foreign Currency Exchange and Non-Deliverable Bond Forward Contracts—The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. While forward foreign currency exchange contracts are privately negotiated agreements between the Fund and a counterparty, certain contracts may be “centrally cleared”, whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared contracts, the Fund is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared contracts, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The Fund may also enter into non-deliverable bond forward contracts for the purchase or sale of a bond denominated in a non-deliverable foreign currency at a fixed price on a future date. For non-deliverable bond forward contracts, unrealized gains and losses, based on changes in the value of the contract, and realized gains and losses are accounted for as described above. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and, in the case of forward foreign currency exchange contracts, from movements in the value of a foreign currency relative to the U.S. dollar. In the case of centrally cleared contracts, counterparty risk is minimal due to protections provided by the CCP.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2022
Notes to Financial Statements — continued

K  Purchased Options—Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the exercise price of the option (in the case of a put) or equal to any appreciation in the value of the index over the exercise price of the option (in the case of a call) as of the valuation date of the option. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option on a security, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.
L  Interest Rate Swaps—Pursuant to interest rate swap agreements, the Fund either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Fund makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made, including amortization of upfront payments/receipts, if any (which are amortized over the life of the swap contract), are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.
M  Cross-Currency Swaps—Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.
N  Credit Default Swaps—When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may create economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments and receipts, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments or receipts for non-centrally cleared swaps are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments or receipts, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 8 and 11. The Fund segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Fund segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked-to-market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.
O  Total Return Swaps—In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2022
Notes to Financial Statements — continued

recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Fund is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.
P  Swaptions—A purchased swaption contract grants the Fund, in return for payment of the purchase price, the right, but not the obligation, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. When the Fund purchases a swaption, the premium paid to the writer is recorded as an investment and subsequently marked-to-market to reflect the current value of the swaption. A written swaption gives the Fund the obligation, if exercised by the purchaser, to enter into a swap contract according to the terms of the underlying agreement. When the Fund writes a swaption, the premium received by the Fund is recorded as a liability and subsequently marked-to-market to reflect the current value of the swaption. When a swaption is exercised, the cost of the swap is adjusted by the amount of the premium paid or received. When a swaption expires or an unexercised swaption is closed, a gain or loss is recognized in the amount of the premium paid or received, plus the cost to close. The Fund’s risk for purchased swaptions is limited to the premium paid. The writer of a swaption bears the risk of unfavorable changes in the preset terms of the underlying swap contract. Purchased swaptions traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.
2  Distributions to Shareholders and Income Tax Information
It is the present policy of the Fund to make monthly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
The tax character of distributions declared for the years ended July 31, 2022 and July 31, 2021 was as follows:
	Year Ended July 31,
	2022	2021
Ordinary income	$71,270,323	$45,009,221
Long-term capital gains	$ 4,865,868	$ 1,377,357
Tax return of capital	$17,877,016	$10,268,895
During the year ended July 31, 2022, accumulated loss was decreased by $1,574,516 and paid-in capital was decreased by $1,574,516 due to differences between book and tax accounting. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of July 31, 2022, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Late year ordinary losses	$ (69,406,564)
Net unrealized depreciation	(183,620,082)
Accumulated loss	$(253,026,646)
At July 31, 2022, the Fund had a late year ordinary loss of $69,406,564 which it has elected to defer to the following taxable year pursuant to income tax regulations. Late year ordinary losses represent certain specified losses realized in that portion of a taxable year after October 31 that are treated as ordinary for tax purposes plus ordinary losses attributable to that portion of a taxable year after December 31.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2022
Notes to Financial Statements — continued

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at July 31, 2022, as determined on a federal income tax basis, were as follows:
Aggregate cost	$1,066,837,397
Gross unrealized appreciation	$ 8,350,579
Gross unrealized depreciation	(190,706,086)
Net unrealized depreciation	$ (182,355,507)
3  Investment Adviser and Administration Fee and Other Transactions with Affiliates
The investment adviser and administration fee is earned by EVM, an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory and administrative services rendered to the Fund. The fee is computed at an annual rate as a percentage of average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.650%
$500 million but less than $1.0 billion	0.625%
$1.0 billion but less than $2.5 billion	0.600%
$2.5 billion but less than $5.0 billion	0.580%
$5.0 billion and over	0.565%
For the year ended July 31, 2022, the investment adviser and administration fee amounted to $7,253,855 or 0.63% of the Fund’s average daily net assets. Effective April 26, 2022, the Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the "Liquidity Fund"), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser and administration fee paid by the Fund is reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended July 31, 2022, the investment adviser and administration fee paid was reduced by $13,264 relating to the Fund’s investment in the Liquidity Fund. Prior to April 26, 2022, the Fund may have invested its cash in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by EVM. EVM did not receive a fee for advisory services provided to Cash Reserves Fund.
EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.15%, 0.90% and 0.85% of the Fund’s average daily net assets for Class A, Class I and Class R6, respectively. This agreement may be changed or terminated after November 30, 2022. Pursuant to this agreement, no operating expenses were allocated to EVM for the year ended July 31, 2022.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended July 31, 2022, EVM earned $4,562 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund's principal underwriter, received $16,355 as its portion of the sales charge on sales of Class A shares for the year ended July 31, 2022. EVD also received distribution and service fees from Class A shares (see Note 4).
Directors and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser and administration fee. Directors of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Directors Deferred Compensation Plan. For the year ended July 31, 2022, no significant amounts have been deferred. Certain officers and Directors of the Fund are officers of EVM.
4  Distribution Plan
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended July 31, 2022 amounted to $145,657 for Class A shares.
Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2022
Notes to Financial Statements — continued

5  Contingent Deferred Sales Charges
Class A shares may be subject to a 0.75% (1% prior to April 29, 2022) contingent deferred sales charge (CDSC) if redeemed within 12 months (18 months prior to April 29, 2022) of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended July 31, 2022, the Fund was informed that EVD received no CDSCs paid by Class A shareholders.
6  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations and including principal repayments on loans, aggregated $870,681,433 and $704,049,160, respectively, for the year ended July 31, 2022.
7  Common Shares
The Corporation's Articles of Incorporation permit the Directors to issue one billion full and fractional common shares of the Fund ($0.001 par value per share). The Corporation’s authorized shares are subdivided into 300 million shares for each of Class A, Class I and Class R6 and 100 million shares for Class C, which has not commenced operations. Transactions in Fund shares were as follows:
	Year Ended July 31, 2022		Year Ended July 31, 2021
	Shares	Amount	Shares	Amount
Class A
Sales	6,777,654	$ 54,964,458	4,956,311	$ 44,754,058
Issued to shareholders electing to receive payments of distributions in Fund shares	579,978	4,675,486	300,460	2,686,260
Redemptions	(6,587,743)	(52,947,802)	(1,111,690)	(9,987,883)
Net increase	769,889	$ 6,692,142	4,145,081	$ 37,452,435
Class I
Sales	85,559,325	$ 705,587,999	85,193,381	$ 772,306,283
Issued to shareholders electing to receive payments of distributions in Fund shares	7,999,041	64,860,862	4,332,993	38,893,103
Redemptions	(89,345,168)	(720,376,466)	(21,171,881)	(191,468,970)
Net increase	4,213,198	$ 50,072,395	68,354,493	$ 619,730,416
Class R6
Sales	11,943,175	$ 98,232,560	17,306,609	$ 157,213,888
Issued to shareholders electing to receive payments of distributions in Fund shares	2,748,452	22,231,554	1,600,046	14,296,168
Redemptions	(18,205,850)	(141,143,709)	(868,171)	(7,763,266)
Net increase (decrease)	(3,514,223)	$ (20,679,595)	18,038,484	$ 163,746,790
At July 31, 2022, Eaton Vance Short Duration Strategic Income Fund and donor advised funds (established and maintained by a public charity) managed by EVM owned in the aggregate 15.2% of the value of the outstanding shares of the Fund.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2022
Notes to Financial Statements — continued

8  Financial Instruments
The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts, non-deliverable bond forward contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at July 31, 2022 is included in the Portfolio of Investments. At July 31, 2022, the Fund had sufficient cash and/or securities to cover commitments under these contracts.
In the normal course of pursuing its investment objective, the Fund is subject to the following risks:
Credit Risk: The Fund enters into credit default swap contracts to enhance total return and/or as a substitute for the purchase or sale of securities.
Foreign Exchange Risk: The Fund engages in forward foreign currency exchange contracts, currency options and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.
Interest Rate Risk: The Fund utilizes various interest rate derivatives including non-deliverable bond forward contracts, interest rate futures contracts, interest rate swaps and swaptions, cross-currency swaps and total return swaps to enhance total return, to seek to hedge against fluctuations in interest rates, and/or to change the effective duration of its portfolio.
The Fund enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the  Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the  Fund for those derivatives in a liability position. At July 31, 2022, the fair value of derivatives with credit-related contingent features in a net liability position was $8,791,983. The aggregate fair value of assets pledged as collateral by the Fund for such liability was $5,730,958 at July 31, 2022.
The OTC derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.
The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at July 31, 2022 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 11) at July 31, 2022.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2022
Notes to Financial Statements — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at July 31, 2022 was as follows:
	Fair Value
Statement of Assets and Liabilities Caption	Credit	Foreign Exchange	Interest Rate	Total
Accumulated loss*	$ 2,396,960	$ 10,039,921	$ 9,071,003	$ 21,507,884
Receivable for open forward foreign currency exchange contracts	—	3,466,316	—	3,466,316
Receivable for open swap contracts	—	—	1,235,979	1,235,979
Receivable for open non-deliverable bond forward contracts	—	—	449,243	449,243
Total Asset Derivatives	$2,396,960	$ 13,506,237	$ 10,756,225	$ 26,659,422
Derivatives not subject to master netting or similar agreements	$2,396,960	$ 10,039,921	$ 9,071,003	$ 21,507,884
Total Asset Derivatives subject to master netting or similar agreements	$ —	$ 3,466,316	$ 1,685,222	$ 5,151,538
Accumulated loss*	$ —	$ (6,628,677)	$ (14,557,574)	$ (21,186,251)
Payable for open forward foreign currency exchange contracts	—	(3,898,334)	—	(3,898,334)
Payable for open swap contracts	—	—	(2,322,138)	(2,322,138)
Payable for open non-deliverable bond forward contracts	—	—	(2,571,511)	(2,571,511)
Total Liability Derivatives	$ —	$(10,527,011)	$(19,451,223)	$(29,978,234)
Derivatives not subject to master netting or similar agreements	$ —	$ (6,628,677)	$(14,557,574)	$(21,186,251)
Total Liability Derivatives subject to master netting or similar agreements	$ —	$ (3,898,334)	$ (4,893,649)	$ (8,791,983)
*	Only the current day’s variation margin on open futures contracts and centrally cleared derivatives is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts and centrally cleared derivatives, as applicable.
The Fund's derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Fund's derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for such assets and pledged by the Fund for such liabilities as of July 31, 2022.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)	Total Cash Collateral Received
Bank of America, N.A.	$ 75,180	$ (75,180)	$ —	$ —	$ —	$ —
BNP Paribas	66,163	(164)	—	(65,999)	—	120,000
Citibank, N.A.	17,784	(17,784)	—	—	—	—
Goldman Sachs International	1,690,483	(1,690,483)	—	—	—	—
JPMorgan Chase Bank, N.A.	1,955,013	(158,300)	—	(1,140,000)	656,713	1,140,000
Standard Chartered Bank	1,000,892	(1,000,892)	—	—	—	—
UBS AG	346,023	(346,023)	—	—	—	—
	$5,151,538	$(3,288,826)	$ —	$(1,205,999)	$656,713	$1,260,000

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2022
Notes to Financial Statements — continued

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)	Total Cash Collateral Pledged
Bank of America, N.A.	$ (628,026)	$ 75,180	$ —	$ 552,846	$ —	$ 1,069,789
BNP Paribas	(164)	164	—	—	—	—
Citibank, N.A.	(77,504)	17,784	—	59,720	—	165,000
Goldman Sachs International	(4,334,105)	1,690,483	1,035,458	235,000	(1,373,164)	235,000
HSBC Bank USA, N.A.	(17,749)	—	—	—	(17,749)	—
ICBC Standard Bank plc	(111,037)	—	—	—	(111,037)	—
JPMorgan Chase Bank, N.A.	(158,300)	158,300	—	—	—	—
Standard Chartered Bank	(2,943,561)	1,000,892	1,942,669	—	—	100,000
UBS AG	(521,537)	346,023	—	175,514	—	250,000
	$(8,791,983)	$3,288,826	$2,978,127	$1,023,080	$(1,501,950)	$1,819,789
Total — Deposits for derivatives collateral — OTC derivatives						$3,079,789
(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount due from the counterparty in the event of default.
(c)	Net amount represents the net amount payable to the counterparty in the event of default.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended July 31, 2022 was as follows:
Statement of Operations Caption	Credit	Foreign Exchange	Interest Rate	Total
Net realized gain (loss):
Investment transactions	$ —	$ —	$ (457,797)	$ (457,797)
Futures contracts	—	—	35,974,104	35,974,104
Swap contracts	(1,964,703)	—	(9,246,868)	(11,211,571)
Forward foreign currency exchange contracts	—	15,600,379	—	15,600,379
Non-deliverable bond forward contracts	—	—	(7,225,265)	(7,225,265)
Total	$(1,964,703)	$15,600,379	$19,044,174	$ 32,679,850
Change in unrealized appreciation (depreciation):
Investments	$ —	$ —	$ 272,165	$ 272,165
Futures contracts	—	—	6,753,766	6,753,766
Swap contracts	578,254	—	(957,014)	(378,760)
Forward foreign currency exchange contracts	—	(853,737)	—	(853,737)
Non-deliverable bond forward contracts	—	—	(2,066,540)	(2,066,540)
Total	$ 578,254	$ (853,737)	$ 4,002,377	$ 3,726,894

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2022
Notes to Financial Statements — continued

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended July 31, 2022, which are indicative of the volume of these derivative types, were approximately as follows:
Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*	Non-Deliverable Bond Forward Contracts	Purchased Swaptions	Swap Contracts
$364,697,000	$855,957,000	$63,461,000	$9,492,000	$887,797,000
*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.
9  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 25, 2022. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2021, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended July 31, 2022.
10  Investments in Affiliated Funds
At July 31, 2022, the value of the Fund's investment in affiliated funds was $59,947,441, which represents 6.4% of the Fund's net assets. Transactions in affiliated funds by the Fund for the year ended July 31, 2022 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units/Shares, end of period
Short-Term Investments
Cash Reserves Fund	$138,923,923	$769,389,381	$(908,290,557)	$ (22,300)	$ (447)	$ —	$ 112,659	—
Liquidity Fund	—	319,860,265	(259,912,824)	—	—	59,947,441	101,151	59,947,441
Total				$(22,300)	$(447)	$59,947,441	$213,810
11  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2022
Notes to Financial Statements — continued

At July 31, 2022, the hierarchy of inputs used in valuing the Fund's investments and open derivative instruments, which are carried at value, were as follows:
Asset Description	Level 1	Level 2	Level 3	Total
Convertible Bonds	$ —	$ 12,903,738	$ —	$ 12,903,738
Foreign Corporate Bonds	—	241,979,705	780,481	242,760,186
Loan Participation Notes	—	—	14,639,089	14,639,089
Senior Floating-Rate Loans	—	14,190,450	—	14,190,450
Sovereign Government Bonds	—	446,952,789	27,981,581	474,934,370
Sovereign Loans	—	36,846,606	—	36,846,606
Short-Term Investments:
Affiliated Fund	59,947,441	—	—	59,947,441
Sovereign Government Securities	—	21,908,547	1,760,646	23,669,193
U.S. Treasury Obligations	—	4,590,854	—	4,590,854
Total Investments	$ 59,947,441	$ 779,372,689	$45,161,797	$ 884,481,927
Forward Foreign Currency Exchange Contracts	$ —	$ 13,506,237	$ —	$ 13,506,237
Non-Deliverable Bond Forward Contracts	—	449,243	—	449,243
Swap Contracts	—	12,703,942	—	12,703,942
Total	$ 59,947,441	$ 806,032,111	$45,161,797	$ 911,141,349
Liability Description
Forward Foreign Currency Exchange Contracts	$ —	$ (10,527,011)	$ —	$ (10,527,011)
Non-Deliverable Bond Forward Contracts	—	(2,571,511)	—	(2,571,511)
Futures Contracts	(3,934,287)	—	—	(3,934,287)
Swap Contracts	—	(12,945,425)	—	(12,945,425)
Total	$ (3,934,287)	$ (26,043,947)	$ —	$ (29,978,234)

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2022
Notes to Financial Statements — continued

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:
	Investments in Foreign Corporate Bonds	Investments in Loan Participation Notes	Investments in Sovereign Government Bonds	Investments in Sovereign Government Securities	Total
Balance as of July 31, 2021	$ 885,983	$18,605,918	$ —	$ —	$ 19,491,901
Realized gains (losses)	—	(273,167)	(1,015,182)	—	(1,288,349)
Change in net unrealized appreciation (depreciation)	281,998	(638,319)	(59,671,587)	(603,632)	(60,631,540)
Cost of purchases	—	—	25,564,119	2,343,816	27,907,935
Proceeds from sales, including return of capital	(387,500)	(3,055,343)	(9,620,465)	—	(13,063,308)
Accrued discount (premium)	—	—	705,819	20,462	726,281
Transfers to Level 3	—	—	72,018,877	—	72,018,877
Transfers from Level 3	—	—	—	—	—
Balance as of July 31, 2022	$ 780,481	$14,639,089	$ 27,981,581	$1,760,646	$ 45,161,797
Change in net unrealized appreciation (depreciation) on investments still held as of July 31, 2022	$ 189,825	$ (763,648)	$(59,696,584)	$ (603,632)	$(60,874,039)
The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 investments held as of July 31, 2022:
Type of Investment	Fair Value as of July 31, 2022	Valuation Technique	Unobservable Input	Input	Impact to Valuation from an Increase to Input*
Foreign Corporate Bonds	$ 780,481	Matrix Pricing	Credit spread to U.S.Treasury	28.89%	Decrease
Loan Participation Notes	14,639,089	Matrix Pricing	Adjusted Credit Spread to the Central Bank of Uzbekistan Quoted Policy Rate	3.66%	Decrease
Sovereign Government Bonds	27,981,581	Third Party Indication of Value	Foreign Currency Exchange Rate	41.10 UAH/USD	Decrease
Sovereign Government Securities	1,760,646	Third Party Indication of Value	Foreign Currency Exchange Rate	41.10 UAH/USD	Decrease
*	Represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2022
Notes to Financial Statements — continued

12  Risks and Uncertainties
Risks Associated with Foreign Investments
Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.
Emerging market securities often involve greater risks than developed market securities. Investment markets within emerging market countries are typically smaller, less liquid, less developed and more volatile than those in more developed markets like the United States, and may be focused in certain economic sectors. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets. Governmental actions can have a significant effect on the economic conditions in emerging market countries. It may be more difficult to make a claim or obtain a judgment in the courts of these countries than it is in the United States. The possibility of fraud, negligence, undue influence being exerted by an issuer or refusal to recognize ownership exists in some emerging markets. Disruptions due to work stoppages and trading improprieties in foreign securities markets have caused such markets to close. Emerging market securities are also subject to speculative trading, which contributes to their volatility.
Economic data as reported by sovereign entities may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a sovereign entity to restructure defaulted debt may be limited. Therefore, losses on sovereign defaults may far exceed the losses from the default of a similarly rated U.S. debt issuer.
On February 24, 2022, Russia launched an invasion of Ukraine, following rising tensions over the buildup of Russian troops along the Ukrainian border and joint military exercises by Russia with Belarus. In response to the invasion, many countries, including the U.S., have imposed economic sanctions on Russian governmental institutions, Russian entities, and Russian individuals. The conflict and sanctions have had a negative impact on the Russian economy, on the Russian currency, and on investments having exposure to Russia, Belarus and Ukraine. The conflict could also have a significant effect on investments outside the region. The duration and extent of the military conflict with Russia and the related sanctions cannot be predicted at this time.
LIBOR Transition Risk
Certain instruments held by the Fund may pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the average offered rate for various maturities of short-term loans between certain major international banks. LIBOR is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing certain LIBOR settings on December 31, 2021, and is expected to cease publishing the remaining LIBOR settings on June 30, 2023. Although the transition process away from LIBOR has become increasingly well-defined, the impact on certain debt securities, derivatives and other financial instruments that utilize LIBOR remains uncertain. The phase-out of LIBOR may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of such instruments.
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2022
Report of Independent Registered Public Accounting Firm

To the Directors of Eaton Vance Series Fund, Inc. and Shareholders of Eaton Vance Emerging Markets Debt Opportunities Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Emerging Markets Debt Opportunities Fund (the "Fund") (one of the funds constituting Eaton Vance Series Fund, Inc.), including the portfolio of investments, as of July 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2022, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
September 16, 2022
We have served as the auditor of one or more Eaton Vance investment companies since 1959.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2022
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2023 will show the tax status of all distributions paid to your account in calendar year 2022. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of the foreign tax credit, capital gains dividends and 163(j) interest dividends.
Foreign Tax Credit. For the fiscal year ended July 31, 2022, the Fund paid foreign taxes of $1,574,516 and recognized foreign source income of $92,794,552.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2022, $4,865,868 or, if subsequently determined to be different, the net capital gain of such year.
163(j) Interest Dividends. For the fiscal year ended July 31, 2022, the Fund designates 97.84% of distributions from net investment income as a 163(j) interest dividend.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2022
Board of Directors’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 8, 2022, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1 for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of formal meetings held between April and June 2022. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (additional fund-specific information is referenced below under “Results of the Contract Review Process”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used to determine the value of fund assets, including, when necessary, the determination of “fair value” and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•  Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable;
1    Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report. Following the “Overview” section, further information regarding the Board’s evaluation of a fund’s contractual arrangements is included under the “Results of the Contract Review Process” section.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2022
Board of Directors’ Contract Approval — continued

•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a particularly competitive marketplace for talent, as well as the ongoing unique environment presented by hybrid, remote and other alternative work arrangements;
• The Code of Ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, if any, including descriptions of their various compliance programs and their record of compliance;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund, if any;
• A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance on March 1, 2021;
•  Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various new regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule) and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates and other relevant matters;
• The risks which the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
• The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 8, 2022 meeting, the Trustees received information from portfolio managers and other investment professionals of the advisers and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Trustees also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory and administrative agreement between Eaton Vance Emerging Markets Debt Opportunities Fund (the “Fund”) and Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, recommended to the Board approval of the agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory and administrative agreement for the Fund.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2022
Board of Directors’ Contract Approval — continued

Nature, Extent and Quality of Services
In considering whether to approve the investment advisory and administrative agreement for the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.
The Board considered the Adviser’s management capabilities and investment processes in light of the types of investments held by the Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund, including recent changes to such personnel. In particular, the Board considered the abilities and experience of the Adviser’s investment professionals in investing in securities, derivatives and other instruments to establish long and short investment exposures to emerging markets, and investing in derivatives to establish short investment exposure to the euro. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund.
The Board considered the compliance programs of the Adviser and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory and administrative agreement.
Fund Performance
The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as an appropriate benchmark indices and a customized peer group of similarly managed funds. The Board’s review included comparative performance data with respect to the Fund for the one-, three- and five-year periods ended December 31, 2021. In this regard, the Board noted that the performance of the Fund was higher than the median performance of the Fund’s peer group and custom peer group for the three-year period. The Board also noted that the performance of the Fund was higher than its benchmark and blended benchmark indexes for the three-year period. The Board concluded that the performance of the Fund was satisfactory.
Management Fees and Expenses
The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2021, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also received and considered information about the services offered and the fee rates charged by the Adviser to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as the Fund. In this regard, the Board received information about the differences in the nature and scope of services the Adviser provides to the Fund as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to the Adviser as between the Fund and other types of accounts. The Board also considered certain factors identified by management in response to inquiries from the Contract Review Committee regarding the Fund’s total expense ratio relative to comparable funds.
After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.
Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution or other services.
The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are deemed not to be excessive.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2022
Board of Directors’ Contract Approval — continued

The Board also considered direct or indirect fall-out benefits received by the Adviser and its affiliates in connection with their respective relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.
Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund to continue to benefit from any economies of scale in the future.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2022
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 7, 2022, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2021 through December 31, 2021 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2022
Management and Organization

Fund Management. The Directors of Eaton Vance Series Fund, Inc. (the Corporation) are responsible for the overall management and supervision of Corporation’s affairs. The Board members and officers of Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Director holds office until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund’s current Director retirement policy, an Independent Director must retire and resign as a Director on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Director. However, if such retirement and resignation would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Director oversees 137 funds (with the exception of Mr. Bowser who oversees 111 funds and Ms. Wiser who oversees 136 funds) in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).
Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Director
Thomas E. Faust Jr. 1958	Director	Since 2007	Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV, Chief Executive Officer of EVM and BMR, and Director of EVD. Formerly, Chairman, Chief Executive Officer and President of EVC. Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM, EVD, and EV, which are affiliates of Trust, and his former position with EVC, which was an affiliate of Trust prior to March 1, 2021.
Other Directorships. Formerly, Director of EVC (2007-2021) and Hexavest Inc.
(investment management firm) (2012-2021).
Noninterested Directors
Alan C. Bowser(1) 1962	Director	Since 2022	Chief Diversity Officer, Partner and a member of the Operating Committee, and formerly served as Senior Advisor on Diversity and Inclusion for the firm’s chief executive officer, Co-Head of the Americas Region, and Senior Client Advisor of Bridgewater Associates, an asset management firm (2011- present).
Other Directorships. None.
Mark R. Fetting 1954	Director	Since 2016	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).
Other Directorships. None.
Cynthia E. Frost 1961	Director	Since 2014	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).
Other Directorships. None.
George J. Gorman 1952	Chairperson of the Board and Director	Since 2021 (Chairperson) and 2014 (Director)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2022
Management and Organization — continued

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Directors (continued)
Valerie A. Mosley 1960	Director	Since 2014	Chairwoman andChief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUP, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).
Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).
Keith Quinton 1958	Director	Since 2018	Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).
Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.
Marcus L. Smith 1966	Director	Since 2018	Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).
Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).
Susan J. Sutherland 1957	Director	Since 2015	Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).
Other Directorships. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).
Scott E. Wennerholm 1959	Director	Since 2016	Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).
Other Directorships. None.
Nancy A. Wiser(1) 1967	Director	Since 2022	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021). Other Directorships. None.

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Directors
Eric A. Stein 1980	President	Since 2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).
Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.
James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.

Eaton Vance
Emerging Markets Debt Opportunities Fund
July 31, 2022
Management and Organization — continued

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Directors (continued)
Jill R. Damon 1984	Secretary	Since 2022	Vice President of EVM and BMR since 2017. Formerly, associate at Dechert LLP (2009-2017).
Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).
(1) Mr. Bowser and Ms. Wiser began serving as Directors effective April 4, 2022.
The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

Eaton Vance Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
To limit our sharing	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Eaton Vance Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

Eaton Vance Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.
Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Investment Adviser and Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

7012    7.31.22

Item 2. Code of Ethics

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees (the “Board”) has designated George J. Gorman and Scott E. Wennerholm, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Wennerholm is a private investor. Previously, Mr. Wennerholm served as a Trustee at Wheelock College (postsecondary institution), as a Consultant at GF Parish Group (executive recruiting firm), Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm), Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm), and Vice President at Fidelity Investments Institutional Services (investment management firm).

Item 4. Principal Accountant Fees and Services

Eaton Vance Emerging Markets Debt Opportunities Fund (the “Fund”) is the only series of Eaton Vance Series Fund, Inc. (the “Corporation”), a Maryland corporation. The Corporation is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Fund’s annual report.

(a)-(d)

The following table presents the aggregate fees billed to the Fund for the Fund’s fiscal years ended July 31, 2021 and July 31, 2022 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by D&T during such period.

Eaton Vance Emerging Markets Debt Opportunities Fund

Fiscal Years Ended	7/31/21	7/31/22
Audit Fees	$94,750	$111,650
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$17,741	$3,350
All Other Fees(3)	$0	$0

Total	$112,491	$115,000

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed by D&T for the Fund’s fiscal years ended July 31, 2021 and July 31, 2022; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the Series.

Fiscal Years Ended	7/31/21	7/31/22
Registrant	$17,741	$3,350
Eaton Vance(1)	$150,300	$0

(1)	The investment adviser to the Fund, as well as any of its affiliates that provide ongoing services to the Fund,

are subsidiaries of Morgan Stanley.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Series Fund, Inc.

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date:	September 16, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	September 16, 2022

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date:	September 16, 2022